UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21184

Name of Fund: BlackRock Florida Municipal 2020 Term Trust (BFO)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Florida Municipal 2020 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2016

Date of reporting period: 07/31/2016

Item 1 –	Report to Stockholders

JULY 31, 2016

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the Fed that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the U.K.’s decision to leave the European Union), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended July 31, 2016, municipal bond funds garnered net inflows of approximately $49 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $386 billion (though lower than the $417 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 59%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2016
6 months: 3.27%
12 months: 7.06%

A Closer Look at Yields

From July 31, 2015 to July 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 100 basis points (“bps”) from 3.12% to 2.12%, while 10-year rates fell by 79 bps from 2.19% to 1.40% and 5-year rates decreased 46 bps from 1.30% to 0.84% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 90 bps and the spread between 2- and 10-year maturities flattening by 69 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of municipal bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida—have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2016

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on the Trusts’ longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”), or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	5

Trust Summary as of July 31, 2016	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2016 ($16.76)[1]	4.81%
Tax Equivalent Yield[2]	9.80%
Current Monthly Distribution per Common Share[3]	$0.0672
Current Annualized Distribution per Common Share[3]	$0.8064
Economic Leverage as of July 31, 2016[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BFZ[1,2]	20.72%	8.92%
Lipper California Municipal Debt Funds[3]	22.31%	11.51%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance for the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. California municipal bonds outperformed the broader national tax-exempt market due to the state’s sound financial condition, robust employment growth and rising personal income. California municipals were also boosted by the favorable balance of supply and demand in the market.

•

The Trust was helped by its exposure to the long end of the yield curve, where performance was strongest. The portfolio’s fully invested posture and low level of cash reserves was an additional positive in the rising market.

•

Investments in AA-rated credits in the school district, transportation and health care sectors also aided results. AA-rated bonds generally experienced rising valuations thanks to California’s improving credit profile. At the sector level, allocations to the health care and utilities made the largest contributions to performance.

•

The Trust continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

The Trust utilized ten-year U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance given that the Treasury market finished with positive returns.

6	ANNUAL REPORT	JULY 31, 2016

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.76	$14.65	14.40%	$17.00	$14.55
Net Asset Value	$16.35	$15.84	3.22%	$16.53	$15.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/16	7/31/15
County/City/Special District/School District	29%	37%
Health	12	10
Utilities	23	27
State	9	6
Transportation	9	6
Education	15	12
Tobacco	3	1
Corporate	—	1
Housing[2]	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2016	1%
2017	9
2018	13
2019	27
2020	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	6%	7%
AA/Aa	77	75
A	14	17
BBB/Baa[2]	—	—
BB/Ba	1	—
B	1	1
N/R3	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Trust’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality.

ANNUAL REPORT	JULY 31, 2016	7

Trust Summary as of July 31, 2016	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per share.

Trust Information
Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2016 ($15.21)[1]	2.45%
Tax Equivalent Yield[2]	4.33%
Current Monthly Distribution per Common Share[3]	$0.031
Current Annualized Distribution per Common Share[3]	$0.372
Economic Leverage as of July 31, 2016[4]	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Percentage is less than 1% which represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BFO[1,2]	5.24%	3.41%
Lipper Other States Municipal Debt Funds[3]	20.84%	10.74%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The Trust is scheduled to mature on or about December 31, 2020, and it therefore holds securities that will mature close to that date. Given that longer-term bonds generally delivered the best performance, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers.

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

Florida municipal bonds underperformed the national market. The state’s strong economic momentum contributed to a higher average credit quality for its municipal market, which was a headwind at a time in which lower-quality issues outperformed.

•

The Trust’s allocations to the health care and utilities sectors provided the largest contribution to returns. The Trust’s positions in zero-coupon bonds, which outperformed current-coupon bonds, also benefited performance. Income in the form of coupon payments, which the Trust maximized through its fully invested posture, made up a meaningful portion of the Trust’s total return for the period. However, the price declines of select distressed securities detracted from performance.

8	ANNUAL REPORT	JULY 31, 2016

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$15.21	$14.82	2.63%	$15.30	$14.78
Net Asset Value	$15.50	$15.37	0.85%	$15.50	$15.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/16	7/31/15
County/City/Special District/School District	34%	38%
State	12	16
Health	18	15
Utilities	16	11
Transportation	11	11
Education	4	4
Corporate	4	4
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	—
2017	11%
2018	10
2019	11
2020	58

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	1%	1%
AA/Aa	59	52
A	25	25
BBB/Baa	—	13
N/R2	15	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 13% and 4%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2016	9

Trust Summary as of July 31, 2016	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

The Trust’s Board approved a name change from “BlackRock Municipal Target Term Trust” to “BlackRock Municipal 2030 Target Term Trust” effective March 1, 2016. The Trust continues to trade under the symbol BTT.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information
Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2016 ($24.24)[1]	3.96%
Tax Equivalent Rate[2]	7.00%
Current Monthly Distribution per Common Share[3]	$0.080
Current Annualized Distribution per Common Share[3]	$0.960
Economic Leverage as of July 31, 2016[4]	34%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BTT[1,2]	21.67%	16.57%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.89%	11.98%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

The Trust’s allocations to the health care and transportation sectors provided the largest contribution to returns. Positions in zero-coupon bonds also contributed to performance due to their longer duration profile and relatively higher yields. (Duration is a measure of interest-rate sensitivity.) The Trust’s overall duration exposure contributed positively to performance given that bond yields declined.

•

The Trust continued to employ leverage in order to increase income at a time which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive to performance during the past 12 months.

•

The Trust utilized ten-year U.S. Treasury futures contracts to manage exposure to a rise in interest rates during the first half of the reporting period. This aspect of the Trust’s strategy had a slightly negative impact on performance given that the Treasury market finished with positive returns in that interval. The Trust eliminated this strategy mid-way through the period.

10	ANNUAL REPORT	JULY 31, 2016

BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$24.24	$20.80	16.54%	$24.44	$20.19
Net Asset Value	$25.38	$22.73	11.66%	$25.73	$22.44

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Transportation	23%	23%
Health	17	19
County/City/Special District/School District	17	13
Education	14	11
Corporate	8	11
Utilities	7	8
State	11	8
Housing	1	5
Tobacco	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[5]
Calendar Year Ended December 31, 2016	1%
2017	1
2018	1
2019	1
2020	4

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[2]	7/31/16	7/31/15
AAA/Aaa	5%	3%
AA/Aa	24	25
A	39	46
BBB/Baa	18	15
BB/Ba	3	5
B	2	—	[3]
N/R4	9	6

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Represents less than 1% of total investments.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1% of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2016	11

Trust Summary as of July 31, 2016	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax and Florida intangible) personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographical location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

On December 18, 2015, the Boards of the Trust and BlackRock Municipal Bond Investment Trust (“BIE’’) approved the reorganization of BIE with and into the Trust, with the Trust continuing as the surviving trust after the reorganization. At a special shareholder meeting on March 21, 2016, the shareholders of the Trust approved the reorganization of BIE with and into the Trust, which was effective on May 16, 2016.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2016 ($16.00)[1]	5.43%
Tax Equivalent Yield[2]	9.59%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of July 31, 2016[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BBF[1,2]	26.29%	8.40%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.89%	11.98%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance for the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

The Trust was helped by its exposure to the long end of the yield curve, where performance was strongest. Leverage helped augment returns in this portion of the portfolio, as well. However, leverage had less of an impact in the second half of the period due to the Fed’s interest rate increase in December 2015.

•

Holdings in AA and A rated securities, including investments in transportation, tax-backed (states) and health care sectors, aided performance. Positions in the utilities and tax-backed (local) sectors were also additive.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance given that the Treasury market finished with positive returns.

12	ANNUAL REPORT	JULY 31, 2016

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.00	$13.44	19.05%	$17.00	$13.28
Net Asset Value	$15.47	$15.14	2.18%	$15.62	$14.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/16	7/31/15
County/City/Special District/School District	24%	25%
Transportation	22	22
Utilities	16	15
Health	13	14
Education	11	8
State	9	11
Tobacco	3	3
Corporate	1	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2016	2%
2017	1
2018	15
2019	32
2020	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/16		7/31/15
AAA/Aaa	11%		11%
AA/Aa	52		56
A	23		24
BBB/Baa	9		6
BB/Ba	1		1
B	1		1
N/R	3	[2]	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2016	13

Trust Summary as of July 31, 2016	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2016 ($16.79)[1]	4.97%
Tax Equivalent Yield[2]	9.65%
Current Monthly Distribution per Common Share[3]	$0.0696
Current Annualized Distribution per Common Share[3]	$0.8352
Economic Leverage as of July 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BNJ[1,2]	21.76%	11.81%
Lipper New Jersey Municipal Debt Funds[3]	21.92%	11.82%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall. The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. New Jersey municipal bonds performed particularly well as a result of the highly favorable supply-and-demand profile in the state’s market.

•

At a time of falling yields, the Trust’s positions in longer-duration and longer-dated bonds generally provided the largest absolute returns. (Duration is a measure of interest-rate sensitivity.) The Trust’s positions in the tax-backed (state and local), transportation, education and corporate sectors made positive contributions to performance. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, also aided returns.

•

Lower-rated bonds within the investment grade category outperformed during the period. In addition to offering higher incremental yield, the market segment benefited from a tightening of yield spreads that was fueled in part by investors’ elevated appetite for risk. In this environment, the Trust’s exposure to these higher-yielding bonds was a positive contributor to performance.

•	Leverage amplifies the effect of interest-rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

The Trust utilized a mix of U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance at a time in which the Treasury market finished with positive returns.

14	ANNUAL REPORT	JULY 31, 2016

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.79	$14.61	14.92%	$16.95	$14.00
Net Asset Value	$16.41	$15.55	5.53%	$16.60	$15.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Transportation	33%	33%
County/City/Special District/School District	23	16
Education	17	17
State	12	16
Corporate	6	7
Health	5	7
Housing	3	3
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
2016	4%
2017	2
2018	11
2019	10
2020	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	1%	2%
AA/Aa	45	42
A	34	36
BBB/Baa	10	10
BB/Ba	9	8
N/R2	1	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2016	15

Trust Summary as of July 31, 2016	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2016 ($16.71)[1]	4.31%
Tax Equivalent Yield[2]	8.72%
Current Monthly Distribution per Common Share[3]	$0.06
Current Annualized Distribution per Common Share[3]	$0.72
Economic Leverage as of July 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BNY[1,2]	21.02%	12.13%
Lipper New York Municipal Debt Funds[3]	20.33%	10.69%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance for the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. New York municipal bonds performed well in the period, as the state’s healthy economy, robust overall financial position and general lack of pension-funding issues contributed to strong investor demand.

•

At a time of falling yields, the Trust’s positions in longer-duration and longer-dated bonds generally provided the largest absolute returns. (Duration is a measure of interest-rate sensitivity.) The Trust’s positions in the health care, transportation and education sectors made positive contributions to performance. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, also aided returns.

•

Lower-rated bonds within the investment grade category outperformed during the period. In addition to offering higher incremental yield, the market segment benefited from a tightening of yield spreads that was fueled in part by investors’ elevated appetite for risk. In this environment, the Trust’s exposure to these higher-yielding bonds contributed to performance.

•	Leverage amplifies the effect of interest-rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

The Trust utilized a mix of U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance at a time in which the Treasury market finished with positive returns.

16	ANNUAL REPORT	JULY 31, 2016

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.71	$14.54	14.92%	$16.91	$14.10
Net Asset Value	$15.94	$14.97	6.48%	$16.15	$14.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/16	7/31/15
County/City/Special District/School District	23%	24%
Education	20	20
Transportation	20	15
Utilities	12	12
Health	9	10
State	8	9
Corporate	5	8
Housing	2	2
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2016	2%
2017	13
2018	3
2019	5
2020	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	15%	18%
AA/Aa	43	37
A	24	27
BBB/Baa	7	6
BB/Ba	3	4
N/R2	8	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2016	17

Schedule of Investments July 31, 2016	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 87.7%
County/City/Special District/School District — 21.9%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	$8,425	$9,617,980
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	599,555
6.50%, 5/01/36	1,210	1,474,639
6.50%, 5/01/42	2,225	2,705,934
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,262,400
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,275,200
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	11,113,258
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,513,197
5.50%, 3/01/41	5,270	6,310,983
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/18 (a)	20,000	21,662,000
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,816,300
Los Angeles California Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/19 (a)	5,065	5,722,640
Modesto Irrigation District, COP, Capital Improvments, Series A, 5.75%, 10/01/29	3,035	3,400,687
Oak Grove School District, GO, Election of 2008, Series A:
5.50%, 8/01/19 (a)	3,000	3,434,460
5.50%, 8/01/33	1,315	1,498,074
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/19 (a)	2,000	2,312,280
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	4,865	5,733,305
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	4,076,595
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,681,058
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/19 (a)	4,000	4,641,320
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 8/01/21 (a)	3,445	4,189,430
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	2,026,099

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	$4,960	$5,916,238
Election of 2012, 5.50%, 8/01/39	2,500	3,096,975

		114,080,607
Education — 5.3%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,762,457
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,970,950
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/36	1,380	1,724,406
4.00%, 11/01/38	5,000	5,654,800
5.00%, 11/01/41	5,625	6,995,250
University of California, Refunding RB, Series K, 4.00%, 5/15/37	2,085	2,360,950

		27,468,813
Health — 14.0%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	4,975	5,770,552
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,710	7,639,536
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,936,160
Sutter Health, Series A, 5.25%, 11/15/46	4,500	4,564,530
Sutter Health, Series A, 5.00%, 8/15/52	3,500	4,121,180
Sutter Health, Series B, 6.00%, 8/15/42	6,015	7,196,226
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	5,550	6,355,804
Dignity Health, 6.00%, 7/01/34	4,520	5,186,158
Providence Health and Services, 5.00%, 10/01/38	3,000	3,595,290
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (b)	5,000	5,813,250
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,880	3,008,218
Catholic Healthcare West, Series E, 5.50%, 7/01/31	5,065	5,291,456
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,646,480

		73,124,840

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	COP	Certificates of Participation	ISD	Independent School District
AGC	Assured Guarantee Corp.	DFA	Development Finance Agency	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	EDC	Economic Development Corp.	MRB	Mortgage Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	FHA	Federal Housing Administration	OTC	Over-the-Counter
BAM	Build America Mutual Assurance Co.	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	S/F	Single-Family
CIFG	CDC IXIS Financial Guaranty	IDB	Industrial Development Board	SONYMA	State of New York Mortgage Agency

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds	Par (000)	Value
California (continued)
State — 9.8%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	$2,500	$2,970,975
State of California, GO:
Various Purposes, 6.00%, 3/01/33	1,000	1,180,090
Various Purposes, 6.00%, 4/01/38	14,000	15,895,880
Refunding, 4.00%, 9/01/33	3,810	4,382,757
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,365,840
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	6,227,661
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	5,920,706
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	3,335	4,119,959

		51,063,868
Tobacco — 4.2%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Senior, Series A-1, 5.75%, 6/01/47	6,000	6,120,000
Series A, 5.00%, 6/01/45	8,070	9,731,855
Series A-1, 5.13%, 6/01/47	6,000	5,999,580

		21,851,435
Transportation — 10.9%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	7,718,625
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	6,650	7,472,804
5.00%, 5/15/40	4,760	5,424,972
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	3,820	4,523,033
6.25%, 3/01/34	2,650	3,196,139
City of San Jose California, Refunding RB, Series A (AMBAC), 5.00%, 3/01/37	3,500	3,584,035
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,385,520
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,294,240
Senior Series B, 5.75%, 7/01/39	1,850	2,022,272
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 8/01/34	5,580	6,310,199
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	4,135	4,893,979

		56,825,818
Utilities — 21.6%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	9,090,657
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,555	7,431,862
City of Los Angeles California Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	9,763,290
Series A, 5.38%, 7/01/34	3,250	3,605,973

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
City of Los Angeles California Department of Water & Power, Refunding RB, Series A:
Power System, 5.00%, 7/01/40	$2,000	$2,476,080
5.25%, 7/01/39	4,000	4,678,720
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/39	2,000	2,230,060
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,804,562
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/35	10,625	12,028,456
Sub-Series A, 5.00%, 11/01/37	5,000	5,896,800
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	8,000	8,181,120
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,320	5,177,218
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	2,425	2,901,828
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/36	6,745	7,765,181
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	12,191,100
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	11,020	12,432,103

		112,655,010
Total Municipal Bonds in California		457,070,391

Multi-State — 0.4%
Housing — 0.4%
Centerline Equity Issuer Trust (b)(c):
Series A-4-2, 6.00%, 5/15/19	1,000	1,115,510
Series B-3-2, 6.30%, 5/15/19	1,000	1,123,560
Total Municipal Bonds in Multi-State		2,239,070
Total Municipal Bonds — 88.1%		459,309,461

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 78.6%
County/City/Special District/School District — 27.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	11,620	14,242,518
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 8/01/37	1,897	3,845,774
Los Angeles Community College District California, GO, Election of 2008:
Election of 2001 (AGM), 5.00%, 8/01/17 (a)	8,000	8,365,440
Series C, 5.25%, 8/01/39 (e)	12,902	15,075,088
Los Angeles Community College District California, GO, Refunding, , 6.00%, 8/01/19 (a)	20,131	23,345,704
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,626,250
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	18,516,826
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	10,484	11,920,165

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39	$14,505	$17,482,954
San Jose Unified School District Santa Clara County California, GO:
Election of 2002, Series D, 5.00%, 8/01/18 (a)	14,625	15,920,702
Series C, 4.00%, 8/01/39	6,100	6,797,596

		141,139,017
Education — 19.2%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (e)	10,395	11,399,157
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/18 (a)	13,095	14,257,948
University of California, RB:
Series AM, 5.25%, 5/15/44	5,000	6,183,550
Series O, 5.75%, 5/15/19 (a)	12,300	14,053,980
University of California, Refunding RB:
5.00%, 5/15/38	4,250	5,305,998
Series AI, 5.00%, 5/15/38	14,225	17,133,539
Series I, 5.00%, 5/15/40	14,065	17,122,550
Series A, 5.00%, 11/01/43	11,792	14,509,004

		99,965,726
Health — 6.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	9,695	11,415,634
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	18,960	22,128,027

		33,543,661
State — 5.5%
State of California, GO, Refunding Various Purposes:
4.00%, 9/01/34	13,790	15,810,235
5.00%, 9/01/35	10,115	12,716,858

		28,527,093
Transportation — 4.2%
City of Los Angeles California Department of Airports, Series D, AMT, 5.00%, 5/15/41	18,632	22,142,686

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
Utilities — 16.2%
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	$15,998	$16,614,584
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,819,554
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	1,670	1,799,843
5.00%, 5/01/18	8,370	9,020,767
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	19,505,280
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	11,648,107
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	12,460	14,056,624

		84,464,759
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 78.6%		409,782,942
Total Long-Term Investments (Cost — $792,327,206) — 166.7%		869,092,403

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class 0.26% (f)(g)	3,771,908	3,771,908
Total Short-Term Securities (Cost — $3,771,908) — 0.7%		3,771,908
Total Investments (Cost — $796,099,114) — 167.4%		872,864,311
Other Assets Less Liabilities — 0.7%		3,694,056
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.9)%		(181,878,003)
Loan for TOB Trust Certificates — (0.3)%		(2,045,025)
VMTP Shares at Liquidation Value — (32.9)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$521,335,339

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 and August 1, 2018, is $14,013,534. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

(f)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BIF California Municipal Money Fund	6,380,903	(6,380,903)	—	—	$3
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	3,771,908	3,771,908	$3,771,908	1,010
Total				$3,771,908	$1,013

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(52)	5-Year U.S. Treasury Note	September 2016	USD	6,344,813	$8,146
(63)	10-Year U.S. Treasury Note	September 2016	USD	8,381,953	16,280
(31)	Long U.S. Treasury Bond	September 2016	USD	5,407,562	(106,299)
Total					$(81,873)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$24,426	—	$24,426

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$106,299	—	$106,299

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	—	—	—	—	$(953,509)	—	$(953,509)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(38,759)	—	$(38,759)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$164,560	[1]
Average notional value of contracts — short	$19,959,439
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	21

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$869,092,403	—	$869,092,403
Short-Term Securities	$3,771,908	—	—	3,771,908

Total	$3,771,908	$869,092,403	—	$872,864,311

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$24,426	—	—	$24,426
Liabilities:
Interest rate contracts	(106,299)	—	—	(106,299)

Total	$(81,873)	—	—	$(81,873)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$115,411	—	—	$115,411
Cash pledged for futures contracts	249,000	—	—	249,000
Liabilities:
Loan for TOB Trust Certificates	—	$(2,045,025)	—	(2,045,025)
TOB Trust Certificates	—	(181,645,774)	—	(181,645,774)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

Total	$364,411	$(354,990,799)	—	$(354,626,388)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 99.0%
Corporate — 4.0%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,082,620
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,329,200

		3,411,820
County/City/Special District/School District — 34.4%
City of Jacksonville Florida, Refunding RB:
Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,656,600
Brooks Rehabilitation Project, 5.00%, 11/01/20	400	456,964
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,306,940
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (a)	2,500	2,720,325
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/17 (a)	5,545	5,856,407
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/18 (a)	4,000	4,326,040
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,011,180
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	549,102
Indian River County School Board, COP, Refunding, Series A, 5.00%, 7/01/20	1,000	1,154,720
Miami-Dade County School Board Foundation, Inc., COP, Refunding, Series A, 5.00%, 5/01/20	1,250	1,434,663
Palm Beach County School District, COP, Refunding Series B, 5.00%, 8/01/20	3,000	3,455,730
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 5/01/13 (b)(c)	2,425	1,696,772

		29,625,443
Education — 4.2%
City of Tampa Florida, Refunding RB, Florida Revenue The University of Tampa Project, 5.00%, 4/01/20	795	902,587
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	769,008
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	400	430,624
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,128,020
Volusia County School Board, COP, Refunding Series A, 5.00%, 8/01/20	350	405,307

		3,635,546
Health — 17.8%
County of Brevard Florida Health Facilities Authority, Refunding RB, 5.00%, 4/01/20	500	568,145
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,448,683
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/17 (a)	1,500	1,578,150
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/17	190	192,261
3.25%, 6/01/18	195	200,745
3.50%, 6/01/19	200	210,074

Municipal Bonds	Par (000)	Value
Florida (continued)
Health (continued)
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	$4,735	$5,619,214
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,474,190
County of Palm Beach Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc., 4.00%, 11/15/20 (d)	2,000	2,228,320
Halifax Hospital Medical Center, Refunding RB, 5.00%, 6/01/20	590	673,739
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	172,479

		15,366,000
Housing — 1.0%
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	155	158,331
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	150	152,382
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.70%, 7/01/22	425	434,524
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.63%, 10/01/39	90	91,687

		836,924
State — 11.7%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,184,316
4.00%, 10/01/20	1,105	1,222,672
4.00%, 10/01/21	500	560,910
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (e)	3,185	2,932,971
Series B-2 (AGM), 4.00%, 10/01/20	655	725,733
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,471,690

		10,098,292
Transportation — 10.8%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	937,539
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	181,344
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,873,575
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,592,456
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,733,340
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	635,558
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,314,484

		9,268,296
Utilities — 15.1%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 9/01/20	2,970	3,468,604
City of Miami Beach Florida, RB, 5.00%, 9/01/20	500	580,430
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,373,328

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	23

Schedule of Investments (continued)	BlackRock Florida Municipal 2020 Term Trust (BFO)

Municipal Bonds	Par (000)	Value
Florida (continued)
Utilities (continued)
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	$4,000	$4,580,800
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	569,542
Florida Governmental Utility Authority, Refunding RB:
4.00%, 10/01/20	500	557,445
Lehigh Utility (AGM), 5.00%, 10/01/20	635	733,736
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	579,850
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	530	597,851

		13,041,586
Total Municipal Bonds in Florida		85,283,907

Guam — 0.5%
Utilities — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	100	114,231
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	353,512
Total Municipal Bonds in Guam		467,743
Total Municipal Bonds (Cost — $81,324,616) — 99.5%		85,751,650

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class 0.26% (f)(g)	1,836,731	$1,836,731
Total Short-Term Securities (Cost — $1,836,731) — 2.1%		1,836,731
Total Investments (Cost — $83,161,347) — 101.6%		87,588,381
Liabilities in Excess of Other Assets — (1.6)%		(1,378,949)

Net Assets Applicable to Common Shares — 100.0%		$86,209,432

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	When-issued security.

(e)	Zero-coupon bond.

(f)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Net Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,836,731	$1,836,731	$1,836,731	$1,529
FFI Institutional Tax-Exempt Fund	550,062	(550,062)	—	—	61
Total				$1,836,731	$1,590

(g)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$85,751,650	—	$85,751,650
Short-Term Securities	$1,836,731	—	—	1,836,731

Total	$1,836,731	$85,751,650	—	$87,588,381

[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2016, cash of $25,110 was categorized as Level 1 within the disclosure hierarchy.

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	25

Schedule of Investments July 31, 2016	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	$1,000	$1,005,830
5.25%, 1/01/20	1,000	1,005,830
5.50%, 1/01/21	1,200	1,206,996
5.50%, 1/01/22	1,105	1,111,442
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM) (a):
0.00%, 10/01/31	7,375	3,623,780
0.00%, 10/01/32	6,295	2,871,464
0.00%, 10/01/33	1,275	544,017

		11,369,359
Alaska — 1.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project, Series B, 5.00%, 1/01/21	9,595	11,004,410
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	6,130	6,228,141

		17,232,551
Arizona — 1.1%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	7,220,436
Series B, 5.00%, 2/01/33	1,810	2,077,789
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	575	653,217
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	580	618,112
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	1,052,240
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	867,255
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	6,635,700

		19,124,749
California — 10.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30 (a)	10,530	6,401,714
California HFA, RB, S/F Housing, Home Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	10,002,300
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/27	750	827,055
Biola University, 5.00%, 10/01/29	660	776,233
Biola University, 5.00%, 10/01/30	500	586,610
Biola University, 4.00%, 10/01/33	2,500	2,683,550
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 8/15/30	1,000	1,181,150
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30 (b)	13,845	15,747,165
California State Public Works Board, RB, Judicial Council Projects, Series A, 5.00%, 3/01/33	5,220	6,253,403
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A, 5.00%, 10/01/23	1,500	1,791,750
California Statewide Communities Development Authority, Refunding RB, Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,846,475

Municipal Bonds	Par (000)	Value
California (continued)
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	$1,000	$1,151,550
5.00%, 8/01/29	1,300	1,489,553
5.00%, 8/01/33	1,335	1,510,900
El Camino Community College District, GO, CAB, Election of 2002, Series C (a):
0.00%, 8/01/30	9,090	6,209,197
0.00%, 8/01/31	12,465	8,249,212
0.00%, 8/01/32	17,435	11,242,960
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 0.94%, 5/01/17 (c)	8,590	8,587,595
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,633,750
5.00%, 1/01/32	4,110	4,654,657
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 7/01/33	3,000	3,432,630
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,365,475
Oakland Unified School District, Alameda County, GO, Series A:
5.00%, 8/01/30	1,000	1,222,510
5.00%, 8/01/32	1,100	1,333,365
5.00%, 8/01/33	1,000	1,205,850
Poway Unified School District, GO, Election of 2008, Series A (a):
0.00%, 8/01/27	10,000	7,888,600
0.00%, 8/01/30	10,000	6,897,200
0.00%, 8/01/32	12,500	8,060,625
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,310,600
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	10,660	11,980,454
4.00%, 8/01/32	12,010	13,456,124
4.00%, 8/01/33	5,665	6,327,578
San Diego Community College District, GO, CAB, Election of 2006, 0.00%, 8/01/30 (a)	5,000	2,915,800
Union City Community Redevelopment Agency, Refunding, Tax Allocation Bonds, Community Redevelopment Agency Projects, Series A:
5.00%, 10/01/32	1,355	1,682,517
5.00%, 10/01/33	3,000	3,711,030

		181,617,137
Colorado — 4.3%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	819,798
5.50%, 12/01/29	750	897,900
5.38%, 12/01/33	1,500	1,769,280
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23 (b)	1,000	1,057,900
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project, 5.00%, 8/15/30	1,000	1,170,820

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Series A:
Covenant Retirement Communities, 4.50%, 12/01/33	$4,595	$4,822,728
Covenant Retirement Communities, 5.00%, 12/01/33	3,000	3,373,380
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/29	3,455	4,046,392
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/30	3,140	3,666,766
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/31	2,250	2,617,898
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/32	1,500	1,730,085
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	534,780
Dawson Ridge Metropolitan District No. 1, GO, Refunding, Series A, 0.00%, 10/01/22 (a)(d)	27,540	25,236,830
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/26	1,000	1,229,800
5.00%, 12/01/27	1,500	1,833,630
5.00%, 12/01/28	1,500	1,822,170
5.00%, 12/01/30	1,350	1,623,267
5.00%, 12/01/31	1,500	1,796,745
5.00%, 12/01/33	1,000	1,188,700
Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds (b):
4.10%, 12/01/24	5,080	5,373,167
4.20%, 12/01/25	5,280	5,583,706
4.50%, 12/01/30	4,305	4,535,145
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	549,541

		77,280,428
District of Columbia — 1.3%
District of Columbia, GO, Series A, 5.00%, 6/01/32	16,980	21,474,097
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/33	1,700	2,051,526

		23,525,623
Florida — 12.4%
City of North Miami Beach Florida, Refunding RB:
4.00%, 8/01/27	2,810	3,151,780
5.00%, 8/01/31	4,235	5,069,761
City of Tampa Florida, Refunding RB, Series A:
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/30	6,395	7,105,868
H. Lee Moffitt Cancer Center Project, 4.00%, 9/01/33	10,000	10,806,900
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,795,250
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/33	3,760	4,481,845
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 4/01/30	600	692,730
5.00%, 4/01/33	740	845,687
County of Broward Florida School District, COP, Refunding, Series A, 5.00%, 7/01/32	3,000	3,699,900
County of Indian River Florida School Board, COP, Refunding, Series A:
5.00%, 7/01/26	3,500	4,462,465
5.00%, 7/01/27	7,895	9,972,411

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	$5,250	$5,494,545
County of Miami-Dade Florida, Refunding RB, Sub-Series B, 5.00%, 10/01/32	5,000	5,937,000
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/33	5,000	6,042,650
County of Miami-Dade Florida School Board, COP, Refunding:
Series A, 5.00%, 5/01/32	9,000	11,015,370
Series A, 5.00%, 5/01/32	10,000	11,803,500
Series D, 5.00%, 2/01/29	14,550	17,980,308
County of Orange Florida School Board, COP, Refunding, Series C, 5.00%, 8/01/33	17,500	21,508,375
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32 (e)	19,790	23,938,776
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (a):
0.00%, 6/01/29	2,295	1,792,877
0.00%, 6/01/30	2,000	1,525,140
0.00%, 6/01/31	1,295	963,881
0.00%, 6/01/32	2,495	1,814,738
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,291,848
Florida Higher Educational Facilities Financial Authority, Refunding RB, Nova Southeastern University Project:
5.00%, 4/01/25	725	902,763
5.00%, 4/01/26	1,500	1,891,305
5.00%, 4/01/27	2,000	2,508,780
5.00%, 4/01/29	1,350	1,668,411
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,183,700
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,244,600
4.50%, 11/01/31	3,200	3,578,208
4.50%, 11/01/32	2,300	2,560,544
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center:
5.00%, 11/15/26	250	303,858
5.00%, 11/15/27	375	453,371
5.00%, 11/15/28	500	600,195
5.00%, 11/15/30	1,000	1,191,970
Miami Beach Redevelopment Agency, Refunding, Tax Allocation Bonds, Tax Increment Revenue, 5.00%, 2/01/30	3,305	3,987,714
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,667,724
Village Community Development District No. 5, Refunding, Special Assessment Bonds:
Phase I, 3.50%, 5/01/28	2,040	2,102,016
Phase I, 3.50%, 5/01/28	3,860	3,972,326
Phase II, 4.00%, 5/01/33	1,190	1,239,290
Phase II, 4.00%, 5/01/34	2,465	2,559,533
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,120	6,345,889

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	27

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Florida (continued)
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	$2,700	$3,016,872
5.00%, 5/01/32	5,685	6,406,540

		222,579,214
Idaho — 0.6%
Idaho Housing & Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	10,924,400
Illinois — 15.1%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	5,000	5,797,850
Chicago O’Hare International Airport, Refunding RB:
5.00%, 1/01/33	6,940	8,331,886
5.00%, 1/01/34	7,850	9,404,457
City of Chicago Illinois, GO:
CAB (NPFGC), 0.00%, 1/01/27 (a)	5,000	3,343,050
Project, Series A, 5.00%, 1/01/33	10,000	10,189,700
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	10,848,100
4.00%, 1/01/32	10,790	11,254,617
4.00%, 1/01/33	11,220	11,674,635
4.00%, 1/01/35	9,135	9,477,471
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	5,417,650
4.00%, 1/01/29	28,425	30,188,203
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 1/01/30	730	834,835
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,800,743
4.00%, 12/01/31	1,715	1,898,814
4.00%, 12/01/32	1,800	1,986,192
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	21,018,938
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding, CAB, Series B (a):
0.00%, 1/01/29	6,920	3,918,934
0.00%, 1/01/30	5,680	3,056,692
0.00%, 1/01/31	13,330	6,850,020
0.00%, 1/01/32	16,500	8,035,665
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,560	4,985,722
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,795,266
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,361,286
Presence Health Network, Series C, 5.00%, 2/15/30 (e)	12,000	13,878,240
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	10,229,358
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,515,025
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,558,755
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,916,410
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A:
4.00%, 12/01/31	20,000	22,522,200
5.00%, 12/01/32	4,550	5,606,965

Municipal Bonds	Par (000)	Value
Illinois (continued)
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	$9,305	$10,095,460
4.00%, 2/01/30	9,835	10,641,962

		270,435,101
Indiana — 3.0%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	2,140	2,518,566
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 3/01/46 (c)	8,500	10,100,295
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	24,672,084
Earlham College Project, 5.00%, 10/01/32	11,255	12,845,556
Northern Indiana Commuter Transportation District, RB:
5.00%, 7/01/32	1,000	1,228,330
5.00%, 7/01/33	1,400	1,715,504

		53,080,335
Iowa — 1.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	19,238,150
5.25%, 12/01/25	14,345	15,474,812

		34,712,962
Kansas — 0.2%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A:
5.00%, 9/01/30	1,175	1,441,408
5.00%, 9/01/33	1,370	1,660,536

		3,101,944
Kentucky — 0.6%
Countyof Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32 (e)	7,300	8,910,672
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Convertible Series C, 0.00%, 7/01/33 (f)	1,500	1,368,780
Series B, 0.00%, 7/01/30 (a)	1,230	699,882

		10,979,334
Louisiana — 2.8%
City of New Orleans Louisiana, Refunding RB:
5.00%, 12/01/27	1,500	1,821,840
5.00%, 12/01/29	1,000	1,199,860
Louisiana Public Facilities Authority, Refunding RB:
Entergy Louisiana, Series B, 3.50%, 6/01/30	6,190	6,477,216
Ochsner Clinic Foundation Project, 5.00%, 5/15/29	1,250	1,539,488
Ochsner Clinic Foundation Project, 5.00%, 5/15/30	1,000	1,226,680
Ochsner Clinic Foundation Project, 3.00%, 5/15/31	2,250	2,299,905
Ochsner Clinic Foundation Project, 5.00%, 5/15/32	1,500	1,826,850
Ochsner Clinic Foundation Project, 5.00%, 5/15/33	2,200	2,670,844
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/29	3,000	3,555,630
5.00%, 7/01/30	5,000	5,906,600

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Louisiana (continued)
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	$300	$340,881
5.00%, 4/01/32	1,000	1,132,360
5.00%, 4/01/33	1,575	1,780,396
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,211,998
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,884,566
5.25%, 5/15/32	4,375	5,041,750
5.25%, 5/15/33	4,750	5,435,235
5.25%, 5/15/35	1,500	1,725,375

		50,077,474
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation, 5.00%, 7/01/33	5,000	5,667,550
Maryland — 1.4%
Anne Arundel County Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 7/01/24	700	739,088
4.90%, 7/01/30	1,315	1,386,418
Maryland EDC, RB, Purple Line Light Rail Project, AMT:
5.00%, 3/31/28	500	627,985
5.00%, 9/30/28	2,000	2,503,620
5.00%, 3/31/29	1,500	1,874,625
5.00%, 9/30/29	1,600	1,996,288
5.00%, 3/31/30	1,325	1,647,373
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,225	3,204,553
Salisbury University Project, 5.00%, 6/01/34	500	559,425
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Meritus Medical Center, 5.00%, 7/01/29	2,200	2,641,254
Meritus Medical Center, 5.00%, 7/01/31	1,400	1,668,450
Meritus Medical Center, 5.00%, 7/01/33	1,200	1,421,700
Peninsula Regional Medical Center, 5.00%, 7/01/30	1,185	1,430,745
Peninsula Regional Medical Center, 5.00%, 7/01/31	2,200	2,647,348

		24,348,872
Massachusetts — 1.3%
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A:
5.00%, 10/01/30	780	942,474
5.00%, 10/01/31	3,635	4,363,454
5.00%, 10/01/32	980	1,170,620
5.00%, 10/01/33	1,285	1,531,180
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	7,645	8,469,743
Massachusetts State College Building Authority, Refunding RB, Series A, 4.00%, 5/01/29	2,015	2,343,022
Massachusetts Water Resources Authority, Refunding RB, General, Green Bonds, Series C, 5.00%, 8/01/24	3,000	3,829,770

		22,650,263
Michigan — 3.0%
Marquette Board of Light & Power, Refunding RB, Series A:
5.00%, 7/01/25	2,590	3,261,820
5.00%, 7/01/26	1,000	1,274,990

Municipal Bonds	Par (000)	Value
Michigan (continued)
Marquette Board of Light & Power, Refunding RB, Series A (continued):
5.00%, 7/01/28	$1,650	$2,066,477
5.00%, 7/01/29	1,000	1,247,350
5.00%, 7/01/30	1,000	1,242,310
5.00%, 7/01/31	1,000	1,237,290
5.00%, 7/01/32	1,150	1,418,295
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 6/01/33	2,750	3,281,905
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,862,988
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,905,179
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 7/01/31	2,070	2,534,446
5.00%, 7/01/32	1,430	1,745,215
State of Michigan, GO, Environmental Program, Series A, 5.00%, 12/01/22	12,460	15,383,490
State of Michigan, Refunding RB, 5.00%, 3/15/27 (e)	3,750	4,819,762

		53,281,517
Minnesota — 0.2%
Sartell-St Stephen Independent School District No. 748, GO, Series B (a):
0.00%, 2/01/30	1,850	1,284,770
0.00%, 2/01/31	2,190	1,454,138
0.00%, 2/01/32	1,450	928,087

		3,666,995
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 3/01/30	2,280	2,758,937
5.00%, 3/01/31	1,595	1,924,016
5.00%, 3/01/32	2,000	2,403,140
5.00%, 3/01/33	1,275	1,526,022
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	14,725,135

		23,337,250
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,188,850
St. Louis College of Pharmacy, 5.00%, 5/01/30	3,000	3,398,940

		5,587,790
Nebraska — 2.1%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	8,153,051
Gas Project No. 3, 5.00%, 9/01/32	4,500	5,137,110
Nebraska Public Power District, Refunding RB, General:
Series A, 5.00%, 1/01/29	1,660	2,092,214
Series A, 5.00%, 1/01/31	1,120	1,395,251
Series A, 5.00%, 1/01/32	1,000	1,241,890
Series A, 5.00%, 1/01/33	1,620	1,999,420
Series B, 5.00%, 1/01/30	3,000	3,754,740
Series B, 5.00%, 1/01/32	3,500	4,346,615
Public Power Generation Agency, Refunding RB, 5.00%, 1/01/32	7,630	9,410,079

		37,530,370

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	29

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
New Hampshire — 0.6%
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/33	$4,350	$4,777,953
4.00%, 8/01/35	4,745	5,183,913

		9,961,866
New Jersey — 12.2%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/21	2,465	2,663,457
5.00%, 11/01/22	1,890	2,056,962
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,732,620
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	13,694,298
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,528,280
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	1,740	2,022,211
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,476,432
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/23	13,000	14,730,820
Cigarette Tax, 5.00%, 6/15/26	10,610	11,837,259
Cigarette Tax, 4.25%, 6/15/27	16,500	17,460,795
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	7,117,352
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,987,850
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 7/01/29	2,900	3,655,595
Princeton HealthCare System, 5.00%, 7/01/30	2,400	2,998,464
St. Barnabas Health, Series A, 4.00%, 7/01/26	3,000	3,300,060
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/22	1,275	1,473,543
5.00%, 12/01/23	3,475	4,073,360
5.00%, 12/01/24	6,000	7,105,980
5.00%, 12/01/25	5,500	6,575,855
5.00%, 12/01/26	2,250	2,679,345
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	5,755	6,157,620
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/27	4,225	4,871,340
Transportation Program, Series AA, 5.25%, 6/15/28	4,500	5,149,035
Transportation System, CAB, Series A, 0.00%, 12/15/28 (a)	41,000	25,272,810
Transportation System, CAB, Series A, 0.00%, 12/15/29 (a)	18,000	10,571,400
Transportation System, Series AA, 4.00%, 6/15/30	13,315	13,644,147
Transportation System, Series C, 5.25%, 6/15/32	10,000	11,464,100
Transportation System, Series D, 5.00%, 6/15/32	5,000	5,637,050

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	$5,000	$6,239,000
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	576,180
5.00%, 11/01/34	500	574,990
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	3,190	3,253,800
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/29	1,750	2,112,932
5.00%, 7/15/30	2,000	2,410,900
5.00%, 7/15/31	1,450	1,741,479
5.00%, 7/15/32	835	999,487

		218,846,808
New Mexico — 1.0%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	6,668,750
Education Loan Series A-2, 3.80%, 11/01/32	5,850	6,237,387
Education Loan Series A-2, 3.80%, 9/01/33	5,000	5,316,750

		18,222,887
New York — 2.2%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 1/01/25 (b)	900	1,000,008
New York State Dormitory Authority, Refunding RB, Seies A:
4.00%, 7/01/20	1,075	1,204,021
5.00%, 7/01/25	640	821,798
5.00%, 7/01/26	550	715,083
5.00%, 7/01/27	1,000	1,289,590
5.00%, 7/01/28	515	660,359
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 7/01/32	5,500	5,899,190
4.00%, 7/01/33	6,000	6,439,440
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	3,080	3,420,248
5.00%, 8/01/31	3,465	3,795,007
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/22 (g)	9,115	10,962,519
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/26	4,000	4,009,160

		40,216,423
North Carolina — 0.1%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,928,470
Ohio — 1.0%
American Municipal Power, Inc., RB, Meldahl Hydroelectric Project, Green Bond, Series A:
5.00%, 2/15/29	700	870,975
5.00%, 2/15/30	885	1,093,842
5.00%, 2/15/31	800	984,920
5.00%, 2/15/32	1,000	1,224,420
5.00%, 2/15/33	1,195	1,459,752
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	529,080
5.63%, 7/01/32	1,000	1,062,800

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Ohio (continued)
Ohio Air Quality Development Authority, Refunding RB, AMT, 3.95%, 11/01/32 (c)	$1,500	$1,529,850
Ohio State University, RB, General Receipts Special Purpose, Series A, 4.00%, 6/01/31	3,220	3,605,595
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,949,399
5.00%, 12/31/30	2,400	2,860,080

		17,170,713
Oklahoma — 0.2%
County of Cleveland Educational Facilities Authority, LRB, Moore Public Schools Project, 5.00%, 6/01/18	200	215,128
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	935	951,867
5.00%, 4/01/29	1,500	1,506,135
5.00%, 4/01/33	1,050	1,048,163

		3,721,293
Pennsylvania — 12.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,618,320
5.00%, 5/01/28	5,000	5,616,600
5.00%, 5/01/29	3,745	4,189,906
5.00%, 5/01/30	5,300	5,912,627
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A, 5.00%, 12/01/30	2,180	2,337,832
County of Allegheny Higher Education Building Authority, Refunding RB, Duquense University, 4.00%, 3/01/21	350	394,020
County of Beaver Pennsylvania IDA, Refunding RB (c):
First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35	6,790	6,818,857
Series A, 4.00%, 1/01/35	9,765	10,037,639
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 1/01/22	750	834,450
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/27	1,275	1,389,878
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/32	3,350	3,611,434
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/29	1,300	1,546,506
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/30	2,675	3,173,299
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 6/01/31	2,275	2,520,677
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvannia Health System Obligation, 3.00%, 8/15/30	2,535	2,554,722
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	29,419,220
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,900,950
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/33 (e)	15,015	18,237,820
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/29	3,250	3,766,490

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County of Montgomery Pennsylvania IDA, Refunding RB (continued):
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/30	$6,185	$7,148,004
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 1/01/30	2,000	2,119,740
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	15,238,825
County of Westmoreland Municipal Authority, Refunding RB (BAM) (e):
5.00%, 8/15/27	1,500	1,856,475
5.00%, 8/15/28	3,000	3,682,170
Pennsylvania Economic Development Financing Authority, RB, The Pennsylvania Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/29	5,000	6,023,750
5.00%, 12/31/30	13,100	15,744,235
5.00%, 12/31/34	5,000	5,908,850
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,846,767
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 5/01/30 (e)	425	523,838
Drexel University, 5.00%, 5/01/31 (e)	1,000	1,228,640
Drexel University, 5.00%, 5/01/32 (e)	1,750	2,139,883
Drexel University, 5.00%, 5/01/33 (e)	3,320	4,043,561
La Salle University, 4.00%, 5/01/32	3,000	3,166,320
Pennsylvania Turnpike Commission, RB, Series A-1, 5.00%, 12/01/33	8,990	10,904,331
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,525,034
5.00%, 4/01/28	8,000	8,723,840
5.00%, 4/01/29	6,000	6,517,020
5.00%, 4/01/30	5,500	5,956,170
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 7/01/30	1,280	1,440,627
5.00%, 7/01/30	825	947,042

		226,566,369
Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 5/15/30 (e)	1,500	1,797,090
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 6/01/28	2,750	3,212,907
5.00%, 6/01/29	4,500	5,191,560
5.00%, 6/01/30	4,215	4,849,484

		15,051,041
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 5/01/28	2,000	2,159,000
Tennessee — 0.6%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.00%, 1/01/33	1,500	1,724,070
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	7,260,856

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	31

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Tennessee (continued)
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/31	$1,300	$1,604,590

		10,589,516
Texas — 24.5%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 1/01/30	1,600	1,950,976
5.00%, 1/01/31	1,175	1,423,231
5.00%, 1/01/33	1,500	1,806,180
Central Texas Regional Mobility Authority, Refunding RB:
5.00%, 1/01/27	1,300	1,630,850
5.00%, 1/01/28	1,500	1,867,185
5.00%, 1/01/29	3,310	4,075,735
5.00%, 1/01/30	2,725	3,337,280
5.00%, 1/01/31	2,350	2,864,674
5.00%, 1/01/32	2,475	3,005,417
5.00%, 1/01/33	2,000	2,421,120
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/32	12,500	14,774,250
5.00%, 8/15/33	14,000	16,491,440
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A, 4.00%, 9/01/30	11,170	12,382,280
City of Houston Texas, GO, Refunding, Series A, 5.00%, 3/01/24	14,000	17,447,500
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	3,014,195
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	2,014,914
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	1,050	1,065,099
3.95%, 12/01/32	1,800	1,828,206
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 8/15/33	12,325	13,544,805
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	573,945
6.38%, 1/01/33	460	541,682
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,165,493
Memorial Hermann Health System, 4.00%, 12/01/31	18,000	19,529,280
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,718,775
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	3,378,240
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	31,120	36,630,418
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	11,560,700
Series B-2, 4.00%, 6/01/30	12,895	14,109,580
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/31	6,235	3,922,875
0.00%, 9/15/32	15,135	9,019,098

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	$5,500	$5,965,850
4.00%, 11/15/32	15,420	16,686,136
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB:
Baylor Scott & White Health Project, 5.00%, 11/15/27	500	635,870
Baylor Scott & White Health Project, 5.00%, 11/15/28	3,000	3,805,260
Baylor Scott & White Health Project, 5.00%, 11/15/29	5,000	6,290,100
Baylor Scott & White Health Project, 5.00%, 11/15/30	2,665	3,337,859
Baylor Scott & White Health Project, 5.00%, 11/15/31	1,500	1,869,705
Baylor Scott & White Health Project, 5.00%, 11/15/32	2,500	3,106,200
Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,173,230
Eagle Mountain & Saginaw Independent School District, GO, Refunding (PSF-GTD):
5.00%, 8/15/20	1,685	1,960,784
5.00%, 8/15/26	2,115	2,744,043
5.00%, 8/15/27	4,460	5,722,894
5.00%, 8/15/28	3,980	5,087,276
5.00%, 8/15/29	3,960	5,033,873
Grapevine-Colleyville Independent School District, GO, Refunding (PSF-GTD), 5.00%, 8/15/26	10,975	14,080,376
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD) (a):
0.00%, 8/15/31	1,200	740,844
0.00%, 8/15/32	2,000	1,175,820
0.00%, 8/15/33	4,485	2,505,994
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services:
4.00%, 5/15/31	9,970	10,856,034
4.00%, 5/15/32	5,635	6,053,511
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 4/01/29	2,290	2,624,844
Stephenville LLC Tarleton State University Project, 5.38%, 4/01/28	1,150	1,320,741
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/24	420	493,517
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/25	240	284,866
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/29	725	842,559
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,889,360
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/30	8,500	10,613,610
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	745	809,405
5.50%, 1/01/32	1,000	1,087,670
State of Texas, GO, Refunding, Series A, 5.00%, 10/01/23	3,100	3,893,848
State of Texas, GO, Transportation Commission, Highway Improvement, General, 5.00%, 4/01/23	15,000	18,639,000
Texas A&M University, Refunding RB, Financing System, Series B, 5.00%, 5/15/22	5,000	6,107,250

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	$18,000	$20,614,320
5.00%, 12/15/31	25,000	28,457,250
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier:
5.00%, 10/01/22	5,000	6,152,950
Series A, 5.00%, 4/01/22	5,000	6,079,450
University of Texas System, Refunding RB, Financing System, Series C:
5.00%, 8/15/19	10,000	11,308,400
5.00%, 8/15/20	7,410	8,648,581

		437,794,703
Vermont — 0.1%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,560,128
Virginia — 1.1%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,168,340
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	3,175,590
4.50%, 7/01/32	1,100	1,158,355
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	5,445	5,895,410
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	523,010
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 7/01/30 (b)	2,000	2,309,280
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,352,282

		19,582,267
Washington — 3.2%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,051,517
5.00%, 9/01/27	1,000	1,084,150
5.25%, 9/01/32	1,850	1,978,445
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,430,200
Spokane Public Facilities District, Refunding RB, Series B:
4.50%, 12/01/30	5,370	6,110,147
5.00%, 12/01/32	5,895	6,876,458
5.00%, 9/01/33	4,665	5,432,066
State of Washington, COP, State & Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	3,605	4,014,276
4.00%, 7/01/30	4,290	4,756,752
4.00%, 7/01/31	4,470	4,935,327
4.00%, 7/01/32	4,590	5,049,046
Washington State Housing Finance Commission, RB, Herons Key Senior Living, Series B-2, 4.88%, 1/01/22 (b)	600	602,556
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 7/01/28	1,000	1,150,780
5.00%, 7/01/33	1,100	1,248,335

Municipal Bonds	Par (000)	Value
Washington (continued)
WBRP 3.2, RB, Series A:
5.00%, 1/01/31	$1,000	$1,230,240
5.00%, 1/01/32	1,140	1,397,287
5.00%, 1/01/33	3,345	4,084,780

		56,432,362
West Virginia — 1.2%
West Virginia Hospital Finance Authority, Refunding RB, West Virginia United Health System Obligated Group:
5.00%, 6/01/27	8,885	11,198,210
5.00%, 6/01/28	7,560	9,473,360

		20,671,570
Wisconsin — 1.6%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	6,690	7,502,367
Waste Management, Inc. Project, 2.63%, 11/01/25	3,000	3,060,690
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	2,250	2,533,162
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	4,151,523
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	3,685	4,333,855
Marquette University, 4.00%, 10/01/32	4,520	4,940,631
The Monroe Clinic, Inc., 5.00%, 2/15/28 (e)	500	610,370
The Monroe Clinic, Inc., 5.00%, 2/15/29 (e)	575	698,849
The Monroe Clinic, Inc., 5.00%, 2/15/30 (e)	500	605,430

		28,436,877
Total Municipal Bonds — 128.1%		2,292,023,511

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Colorado — 4.9%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT (i):
4.25%, 11/15/29	33,820	37,160,595
4.25%, 11/15/30	35,210	38,687,894
4.25%, 11/15/31	8,085	8,883,602
4.25%, 11/15/32	2,230	2,450,270

		87,182,361
Florida — 5.7%
County of Broward Florida, ARB, Series Q-1 (i):
4.00%, 10/01/29	17,200	18,836,662
4.00%, 10/01/30	18,095	19,816,826
4.00%, 10/01/31	18,820	20,610,813
4.00%, 10/01/32	19,575	21,437,655
4.00%, 10/01/33	20,355	22,291,875

		102,993,831
Iowa — 2.6%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,725,563
4.00%, 9/01/29	6,524	7,202,755
4.00%, 9/01/30	6,324	6,981,981
4.00%, 9/01/31	8,649	9,548,480
4.00%, 9/01/32	7,749	8,554,996
4.00%, 9/01/33	9,374	10,348,786

		46,362,561

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	33

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas — 9.5%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	$15,000	$16,497,505
4.00%, 9/15/31	19,475	21,419,261
4.00%, 9/15/32	18,075	19,879,494
4.00%, 9/15/33	11,000	12,098,171
4.00%, 9/15/34	11,885	13,071,523
4.00%, 9/15/35	4,500	4,949,252
Dallas Fort Worth International Airport, Refunding RB, AMT (i):
Series E, 4.00%, 11/01/32	6,915	7,726,281
Series E, 4.13%, 11/01/35	10,435	11,659,254
Series F, 5.00%, 11/01/29	12,820	14,324,066
Series F, 5.00%, 11/01/30	15,565	17,391,115
Series F, 5.00%, 11/01/31	10,000	11,173,219
Series F, 5.00%, 11/01/32	17,170	19,184,416

		169,373,557
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.7%		405,912,310
Total Long-Term Investments (Cost — $2,538,288,891) — 150.8%		2,697,935,821

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (j)(k)	96,809,834	$96,809,834
Total Short-Term Securities (Cost — $96,809,834) — 5.4%		96,809,834
Total Investments (Cost — $2,635,098,725) — 156.2%		2,794,745,655
Liabilities in Excess of Other Assets — (4.0)%		(71,691,361)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.3)%		(184,385,751)
RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (41.9)%		(749,548,840)

Net Assets Applicable to Common Shares — 100.0%		$1,789,119,703

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)	When-issued security.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between November 1, 2018 to November 15, 2020, is $128,689,318. See Note 4 of the Notes to Financial Statements for details.

(j)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	96,809,834	96,809,834	$96,809,834	$36,605
FFI Institutional Tax-Exempt Fund	79,878,725	(79,878,725)	—	—	10,914
Total				$96,809,834	$47,519

(k)	Current yield as of period end.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	—	—	—	—	$(304,681)	—	$(304,681)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$330,635	—	$330,635

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (concluded)	BlackRock Municipal 2030 Target Term Trust (BTT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$31,921,875

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,697,935,821	—	$2,697,935,821
Short-Term Securities	$96,809,834	—	—	96,809,834

Total	$96,809,834	$2,697,935,821	—	$2,794,745,655

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(670,028)	—	$(670,028)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)
TOB Trust Certificates	—	(184,114,916)	—	(184,114,916)

Total	—	$(934,784,944)	—	$(934,784,944)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	35

Schedule of Investments July 31, 2016	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$471,719
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	510	501,039
California — 14.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,015	2,209,649
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	1,010	1,156,642
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (a)	550	639,457
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	2,060	2,234,709
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,185	1,497,579
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	1,000	1,238,990
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/19 (b)	2,450	2,740,374
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,960	2,312,976
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,647,386
5.50%, 11/01/33	1,500	1,890,990
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	610	753,576
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	460	572,778
University of California, Refunding RB, Regents of the University of California Medical Center Pooled Revenue, Series J, 5.25%, 5/15/38	2,780	3,380,397

		23,275,503
Colorado — 2.5%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	2,133,862
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,675	1,878,898

		4,012,760
Florida — 8.2%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	370	456,362
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	5,675	7,111,229
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 4/01/45	3,645	4,335,727
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	875	1,062,758

		12,966,076
Georgia — 1.5%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Series D:
6.00%, 7/01/18 (b)	1,570	1,732,417
6.00%, 1/01/23	550	605,836

		2,338,253

Municipal Bonds	Par (000)	Value
Illinois — 19.8%
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	$4,545	$5,531,174
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	1,060	1,191,832
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,671,555
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,943,760
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,457,113
5.25%, 12/01/43	4,500	5,159,115
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,750	2,101,960
Rush University Medical Center, Series B, 7.25%, 11/01/18 (b)	1,600	1,837,856
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	2,900	3,347,905
Presence Health Network, Series C, 4.00%, 2/15/41 (c)	645	646,645
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Refunding Bonds, Series B-2, 5.25%, 6/15/50	250	267,130
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,055	1,242,737
6.00%, 6/01/28	300	359,748
State of Illinois, GO:
5.25%, 2/01/31	730	812,154
5.25%, 2/01/32	1,500	1,666,725
5.50%, 7/01/33	1,500	1,686,885
5.50%, 7/01/38	320	356,534

		31,280,828
Indiana — 2.4%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	3,400	3,834,656
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	2,500	2,867,600
Kentucky — 1.0%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	1,300	1,509,118
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,317,854
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	915	1,008,815

		2,326,669
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,945	2,335,789
Massachusetts — 1.8%
Massachusetts DFA, Refunding RB:
Emmanuel College Issue, Series A, 4.00%, 10/01/46	860	904,789
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	434,430
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/18 (b)	1,000	1,096,930

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	$300	$354,123

		2,790,272
Michigan — 3.2%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,400	1,666,210
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (b)	910	1,017,608
6.00%, 10/15/38	590	655,567
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,525	1,767,139

		5,106,524
Mississippi — 1.7%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,000	2,713,660
Nevada — 3.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)	2,600	2,966,392
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	2,825	3,269,118

		6,235,510
New Jersey — 4.7%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	825,030
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,750	1,863,295
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,990	2,190,612
Series AA, 5.50%, 6/15/39	2,245	2,540,689

		7,419,626
New York — 5.6%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	900	952,713
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,620	1,915,488
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	500	599,450
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,480	1,683,234
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,623,685

		8,774,570
Ohio — 2.8%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,405	2,718,059
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,385	1,691,168

		4,409,227
Pennsylvania — 6.0%
County of Westmoreland Municipal Authority, Refunding RB (BAM), 5.00%, 8/15/38 (c)	655	777,531
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	800	904,136

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 6.00%, 12/01/20 (b)	$3,000	$3,056,610
Sub-Series A, 5.63%, 12/01/31	2,000	2,340,420
Sub-Series C (AGC), 6.25%, 6/01/18 (b)	500	551,745
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,530	1,801,345

		9,431,787
Puerto Rico — 0.2%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed:
5.50%, 5/15/39	170	167,661
5.63%, 5/15/43	185	182,463

		350,124
Rhode Island — 2.0%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	2,870	3,068,432
5.00%, 6/01/50	125	133,935

		3,202,367
South Carolina — 3.7%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,825	2,248,948
South Carolina State Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,500	1,813,815
State of South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,500	1,773,210

		5,835,973
Texas — 11.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/21 (b)	2,560	3,124,762
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,140	1,379,377
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/18 (b)	1,360	1,468,106
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (b):
6.00%, 8/15/20	215	258,884
6.00%, 8/15/20	2,710	3,269,127
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (b)	5	5,651
5.50%, 5/15/19 (b)	80	90,418
5.50%, 5/15/19 (b)	5	5,651
5.50%, 5/15/33	1,910	2,136,507
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,500	1,792,350
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (b)	1,250	1,402,312
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	520	629,793
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,005	2,378,371

		17,941,309
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	425	496,387
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	1,200	1,364,628

		1,861,015

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	37

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	$2,565	$2,795,491
Total Municipal Bonds — 105.5%		166,587,465

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 18.9%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (e)	3,000	3,289,800
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	3,700	4,266,433
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (e)	4,041	4,721,190
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	5,977	6,931,843
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	600	675,150
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/19 (b)	6,448	7,377,403
University of California, RB, Series O, 5.75%, 5/15/19 (b)	2,310	2,639,406

		29,901,225
District of Columbia — 3.4%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	2,129	2,463,002
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (b)	2,698	2,981,392

		5,444,394
Illinois — 4.4%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (b)	4,300	4,764,486
State of Illinois Toll Highway Authority, RB, Series B, 5.50%, 1/01/18 (b)	2,000	2,139,380

		6,903,866
Nevada — 4.2%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (b)	4,000	4,414,600
Series B, 5.50%, 7/01/29	1,994	2,256,507

		6,671,107
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(e)	1,680	1,894,846
New Jersey — 3.7%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	3,000	3,144,720
Series B, 5.25%, 6/15/36 (e)	2,481	2,743,855

		5,888,575

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York — 14.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	$497	$544,906
5.75%, 6/15/40	1,662	1,822,192
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	2,499	2,932,674
Series FF-2, 5.50%, 6/15/40	2,985	3,381,408
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,758,799
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,700	2,098,723
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	4,063,147
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	1,980	2,395,611
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,000	3,344,940

		23,342,400
Texas — 5.2%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (b)(e)	3,074	3,425,435
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,200	4,767,798

		8,193,233
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	1,359	1,536,026
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 56.8%		89,775,672
Total Long-Term Investments (Cost — $226,892,304) — 162.3%		256,363,137

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class 0.26% (f)(g)	40,725	40,725
Total Short-Term Securities (Cost — $40,725) — 0.0%		40,725
Total Investments (Cost — $226,933,029) — 162.3%		256,403,862
Other Assets Less Liabilities — 0.3%		499,632
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.9)%		(47,237,394)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (32.7)%		(51,700,672)

Net Assets Applicable to Common Shares — 100.0%		$157,965,428

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between October 1, 2016 to November 15, 2019, is $11,993,812. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	40,725	$40,725	$40,725	$281
FFI Institutional Tax-Exempt Fund	478,351	(478,351)	—	—	85
Total				$40,725	$366

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(24)	5-Year U.S. Treasury Note	September 2016	USD	2,928,375	$4,554
(21)	10-Year U.S. Treasury Note	September 2016	USD	2,793,984	(2,355)
(9)	Long U.S. Treasury Bond	September 2016	USD	1,569,938	(34,954)
(1)	Ultra U.S. Treasury Bond	September 2016	USD	190,531	1,780
Total					$(30,975)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$6,334	—	$6,334

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$37,309	—	$37,309

[1]    Includes cumulative (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(357,719)	—	$(357,719)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(17,742)	—	$(17,742)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,481,852

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	39

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$256,363,137	—	$256,363,137
Short-Term Securities	$40,725	—	—	40,725

Total	$40,725	$256,363,137	—	$256,403,862

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$6,334	—	—	$6,334
Liabilities:
Interest rate contracts	(37,309)	—	—	(37,309)

Total	$(30,975)	—	—	$(30,975)

[1]    See above Schedule of Investments for values in each sector.

[2]    Derivative financial instruments are futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$63,209	—	—	$63,209
Cash pledged for futures contracts	88,850	—	—	88,850
Liabilities:
TOB Trust Certificates	—	$(47,192,958)	—	(47,192,958)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

Total	$152,059	$(99,192,958)	—	$(99,040,899)

During the ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 133.6%
Corporate — 9.4%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$70,580
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,648,448
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	5,160	5,996,900
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,500	1,699,620
Series B, 5.60%, 11/01/34	1,275	1,444,652

		11,860,200
County/City/Special District/School District — 29.9%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,630	5,981,931
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM):
5.00%, 7/01/33	490	592,733
5.00%, 7/01/35	755	906,710
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,259,717
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	1,990	2,081,620
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,975,522
5.50%, 10/01/29	2,630	3,650,571
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,197,320
5.38%, 1/01/44	2,400	2,626,992
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	775	935,836
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,000	1,280,000
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	740	875,279
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,490,332
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	860	1,037,040
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	380	465,382
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	6,167,000
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,131,425

		37,655,410
Education — 25.9%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	185	193,234
Leap Academy Charter School, Series A, 6.20%, 10/01/44	140	145,901
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,694,430
Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,744,999

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (c):
5.63%, 8/01/34	$415	$442,361
5.88%, 8/01/44	290	310,022
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,070	2,307,098
Montclair State University, Series J, 5.25%, 7/01/18 (d)	580	631,817
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/34	355	387,653
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (d)	500	542,080
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	2,445	2,632,923
Georgian Court University, Series D, 5.00%, 7/01/33	250	258,110
Kean University, Series A, 5.50%, 9/01/36	2,060	2,319,766
Montclair State University Issue, Series B, 5.00%, 7/01/34	585	721,481
Montclair State University, Series A, 5.00%, 7/01/44	4,570	5,386,430
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	746,724
Ramapo College, Series B, 5.00%, 7/01/42	265	303,216
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	1,450	1,722,875
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	1,655	1,879,948
Series 1A, 5.00%, 12/01/25	345	363,188
Series 1A, 5.00%, 12/01/26	225	236,378
Series 1A, 5.25%, 12/01/32	500	546,285
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	1,000	1,189,990
5.00%, 7/01/42	500	590,415
5.00%, 7/01/45	1,345	1,577,160
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,707,861

		32,582,345
Health — 8.6%
New Jersey EDA, Refunding RB, Lions Gate Project, 5.25%, 1/01/44	430	463,067
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	700	748,174
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	750	903,292
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,406,575
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,092,420
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,269,529
Princeton Healthcare System, 5.00%, 7/01/39	835	1,009,256
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,295	1,324,358
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	580	688,257
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,605	1,883,821

		10,788,749

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	41

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Municipal Bonds	Par (000)	Value
Housing — 5.0%
County of Middlesex New Jersey Improvement Authority, RB, Administration Building Residential Project, AMT (Fannie Mae), 5.35%, 7/01/34	$1,400	$1,416,884
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,264,632
S/F Housing, Series AA, 6.38%, 10/01/28	250	259,072
S/F Housing, Series AA, 6.50%, 10/01/38	170	175,953
S/F Housing, Series CC, 5.00%, 10/01/34	805	847,923
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,339,260

		6,303,724
State — 13.7%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	6,000	4,757,640
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,652,592
School Facilities Construction (AGC), 5.50%, 12/15/18 (d)	1,935	2,155,706
School Facilities Construction (AGC), 5.50%, 12/15/34	1,065	1,165,280
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 6/15/26	810	903,693
(AGM), 5.00%, 6/15/22	2,940	3,425,806
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,517,202
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	654,786

		17,232,705
Transportation — 40.1%
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/35	85	87,333
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,637,011
Series D, 5.00%, 1/01/40	800	901,336
New Jersey EDA, RB, Goethals Bridge Replacement Project, Private Activity Bond, AMT, 5.38%, 1/01/43	5,000	5,817,300
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	4,075	4,776,878
Series A, 5.00%, 1/01/43	500	584,590
Series E, 5.25%, 1/01/40	1,970	2,155,436
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	2,208,440
Transportation Program, Series AA, 5.00%, 6/15/38	2,850	3,162,730
Transportation Program, Series AA, 5.25%, 6/15/41	1,560	1,770,538
Transportation System, 6.00%, 12/15/38	945	1,043,015
Transportation System, Series A, 6.00%, 6/15/35	4,135	4,805,904
Transportation System, Series A, 5.88%, 12/15/38	1,770	1,948,434
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,230,040
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,086,800
Transportation System, Series AA, 5.50%, 6/15/39	2,260	2,557,665
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,132,060
Series 8, 6.00%, 12/01/42	1,430	1,682,181

Municipal Bonds	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	$1,000	$1,084,400
166th Series, 5.25%, 7/15/36	4,000	4,699,440

		50,371,531
Utilities — 1.0%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	2,000	1,268,980
Total Municipal Bonds — 133.6%		168,063,644

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 25.5%
County/City/Special District/School District — 5.9%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	780	964,642
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,438,310

		7,402,952
Education — 1.3%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/19 (d)	1,501	1,677,609
State — 5.2%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	2,958	3,330,096
6.00%, 12/15/34	42	47,109
New Jersey EDA, Refunding RB, Series NN, School Facilities Construction, 5.00%, 3/01/29 (g)	2,787	3,087,084

		6,464,289
Transportation — 13.1%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	4,700	5,509,528
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,096,480
Series B, 5.25%, 6/15/36 (g)	2,501	2,765,983
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,497	3,938,029
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,183,796

		16,493,816
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.5%		32,038,666
Total Long-Term Investments (Cost — $180,848,812) — 159.1%		200,102,310

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (h)(i)	1,695,856	$1,695,856
Total Short-Term Securities (Cost — $1,695,856) — 1.3%		1,695,856
Total Investments (Cost — $182,544,668) — 160.4%		201,798,166
Other Assets Less Liabilities — 0.8%		1,026,342
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.2)%		(17,905,989)
VMTP Shares at Liquidation Value — (47.0)%		(59,100,000)

Net Assets Applicable to Common Shares — 100.0%		$125,818,519

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between June 15, 2019 to September 1, 2020, is $7,516,838. See Note 4 of the Notes to Financial Statements for details.

(h)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BIF New Jersey Municipal Money Fund	1,096,513	(1,096,513)	—	—	$117
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,695,856	1,695,856	$1,695,856	473
Total				$1,695,856	$590

(i)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(13)	5-Year U.S. Treasury Note	September 2016	USD	1,586,203	$960
(37)	10-Year U.S. Treasury Note	September 2016	USD	4,922,734	(29,368)
(13)	Long U.S. Treasury Bond	September 2016	USD	2,267,688	(56,859)
(2)	Ultra U.S. Treasury Bond	September 2016	USD	381,063	(13,177)
Total					$(98,444)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	43

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$960	—	$960

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$99,404	—	$99,404

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	—	—	—	—	$(484,262)	—	$(484,262)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(81,886)	—	$(81,886)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$7,130,457

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$200,102,310	—	$200,102,310
Short-Term Securities	$1,695,856	—	—	1,695,856

Total	$1,695,856	$200,102,310		$201,798,166

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$960	—	—	$960
Liabilities:
Interest rate contracts	(99,404)	—	—	(99,404)

Total	$(98,444)	—	—	$(98,444)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$35,518	—	—	$35,518
Cash pledged for futures contracts	119,750	—	—	119,750
Liabilities:
TOB Trust Certificates	—	$(17,889,909)	—	(17,889,909)
VMTP Shares at Liquidation Value	—	(59,100,000)	—	(59,100,000)

Total	$155,268	$(76,989,909)	—	$(76,834,641)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	45

Schedule of Investments July 31, 2016	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 127.8%
Corporate — 7.9%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$280	$317,498
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT (b):
7.63%, 8/01/25	3,200	3,232,768
7.75%, 8/01/31	4,000	4,041,000
Series B, 2.00%, 8/01/28	2,170	2,169,870
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	795	886,608
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	599,643
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	1,000	1,283,100
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,655	2,226,769
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,500	1,534,305

		16,291,561
County/City/Special District/School District — 31.0%
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	1,280	1,647,117
Series E, 5.00%, 8/01/30	1,000	1,209,270
Series I, 5.00%, 8/01/30	1,000	1,203,050
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	809,497
Series A-1, 5.00%, 8/01/35	1,000	1,178,570
Series D, 5.38%, 6/01/32	25	25,105
Series G-1, 6.25%, 12/15/31	15	17,056
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	843,352
Sub-Series G-1, 6.25%, 12/15/18 (c)	485	549,752
Sub-Series G-1, 5.00%, 4/01/28	630	754,961
Sub-Series G-1, 5.00%, 4/01/29	750	897,405
Sub-Series I-1, 5.38%, 4/01/19 (c)	895	1,008,119
Sub-Series I-1, 5.38%, 4/01/36	530	595,895
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,500	3,036,200
4.00%, 11/15/45	440	494,036
5.00%, 11/15/45	3,700	4,473,041
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (d)	1,960	833,098
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (d)	1,500	571,740
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	169,053
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,040,770
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	175	177,261
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	501,530
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	350	351,278

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	$650	$748,579
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,500	2,954,925
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/35	240	292,075
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,485	5,608,906
5.75%, 2/15/47	200	236,480
(AGC), 5.00%, 2/15/47	1,000	1,023,040
(AGM), 5.00%, 2/15/47	1,000	1,023,040
(NPFGC), 4.50%, 2/15/47	4,500	4,588,650
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	932,480
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,308,720
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,364,784
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	480	559,306
4 World Trade Center Project, 5.00%, 11/15/31	860	1,012,151
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,932,926
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,621,186
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,154,158
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,918,112
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,362,222

		64,028,896
Education — 29.9%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,194,765
Build New York City Resource Corp., Refunding RB, New York Law School Project:
5.00%, 7/01/41	400	471,340
4.00%, 7/01/45	735	787,435
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	299,345
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	825,600
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	225	269,125
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,232,180
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (c)	1,000	1,094,920
City of Niagara Falls New York, GO, Refunding (BAM), 3.00%, 5/15/37	400	402,264
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	3,135	3,582,239
Series B, 4.00%, 8/01/35	470	519,261
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	701,619

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	$170	$191,483
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	4,155	3,859,413
County of Madison New York Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/18 (c)	275	296,178
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,900	2,199,706
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	320	376,784
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,271,469
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	407,344
5.00%, 7/01/42	220	248,932
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	887,558
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	814,793
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	500	594,165
State of New York Dormitory Authority, Refunding RB, Barnard College, Series A, 5.00%, 7/01/33	530	649,133
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	248,025
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	183,154
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	897,833
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (c)	2,000	2,251,820
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	2,080,541
New York University, Series A (AMBAC), 5.00%, 7/01/17 (c)	1,000	1,041,160
New York University, Series B, 5.00%, 7/01/37	1,250	1,496,237
Series B, 5.75%, 3/15/36	600	679,962
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	832,395
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,326,800
Teachers College, Series B, 5.00%, 7/01/42	1,625	1,912,852
Touro College & University System, Series A, 5.25%, 1/01/34	800	906,760
Touro College & University System, Series A, 5.50%, 1/01/39	2,000	2,285,020
University of Rochester, Series A, 5.13%, 7/01/39	850	951,906
University of Rochester, Series A, 5.75%, 7/01/39	650	735,176
University of Rochester, Series B, 5.00%, 1/01/17 (c)	500	509,435
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,399,080
Brooklyn Law School, 5.75%, 7/01/33	475	529,829
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,149,520

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Culinary Institute of America, 5.00%, 7/01/42	$300	$338,574
Fordham University, 5.00%, 7/01/44	850	1,007,216
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,600	1,933,728
New York University, Series A, 5.00%, 7/01/37	1,790	2,142,612
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	2,089,574
Skidmore College, Series A, 5.00%, 7/01/28	75	88,093
Skidmore College, Series A, 5.25%, 7/01/29	85	100,847
St. John’s University, Series A, 5.00%, 7/01/37	1,000	1,193,510
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,907,412
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	543,198
State University Dormitory Facilities, Series B, 3.50%, 7/01/34	415	441,162
Teachers College, 5.50%, 3/01/39	450	500,342
St. John’s Univerisity, Series A, 5.00%, 7/01/34	250	303,040
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	415	495,303

		61,679,167
Health — 14.2%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	390	383,659
4.00%, 7/01/41	585	637,492
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	346,155
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	465	465,702
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	277,858
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,943,254
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,800	3,121,020
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	230	269,827
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	1,175	1,183,589
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,577,934
Series B, 6.00%, 11/01/20 (c)	435	528,830
Series B, 6.00%, 11/01/30	65	75,674
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	675	782,345
5.00%, 1/01/34	1,250	1,412,938
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	783,045
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	573,065

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
State of New York Dormitory Authority, RB (continued):
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	$200	$229,226
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (c)	500	601,485
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	550,000
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	312,429
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,586,337
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (c)	3,390	3,529,532
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	2,035,320
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,151,110
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	1,430	1,693,449
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,221,363

		29,272,638
Housing — 2.3%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,369,402
5.00%, 7/01/33	500	587,325
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	925	995,365
State of New York HFA, RB:
Affordable Housing Revenue Bonds, Series D, 3.20%, 11/01/46	350	351,554
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,513,140

		4,816,786
State — 10.2%
City of New York New York Transitional Finance Authority, BARB, Series S-2 (NPFGC), 4.25%, 1/15/34	1,015	1,029,230
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	6,138,300
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/42	4,380	5,161,305
Series C, 5.00%, 3/15/34	2,185	2,563,245
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (c)	395	432,675
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	386,813
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	2,500	2,984,550
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	885	1,077,842
5.00%, 3/15/32	1,000	1,208,790

		20,982,750
Tobacco — 0.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,000	1,058,570

Municipal Bonds	Par (000)	Value
New York (continued)
Tobacco (continued)
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	$150	$155,100
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	250	294,530
5.25%, 5/15/40	110	128,582

		1,636,782
Transportation — 23.9%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	668,050
Series C, 6.50%, 11/15/28	255	288,877
Series D, 5.25%, 11/15/41	1,000	1,195,500
Series E, 5.00%, 11/15/38	4,000	4,804,600
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 4.00%, 11/15/46	315	348,311
Green Bonds, Series A-1, 5.25%, 11/15/56	750	918,472
Series D, 5.25%, 11/15/30	910	1,126,489
Series F, 5.00%, 11/15/30	2,000	2,420,260
Sub-Series C-1, 5.00%, 11/15/35	575	702,616
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	4,400	5,096,696
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	925	1,027,185
5.00%, 8/01/31	1,380	1,511,431
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/22	6,000	6,132,060
Series 8, 6.00%, 12/01/42	1,000	1,176,350
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	887,115
179th Series, 5.00%, 12/01/38	575	698,309
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	504,920
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	1,330	1,356,228
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	640	683,923
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	584,420
Consolidated, 189th Series, 5.00%, 5/01/45	1,150	1,395,939
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	2,185	2,696,683
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/27	1,000	1,197,150
General, Series I, 5.00%, 1/01/37	1,760	2,059,605
General, Series I, 5.00%, 1/01/42	280	325,928
General, Series K, 5.00%, 1/01/32	2,575	3,130,917
Series J, 5.00%, 1/01/41	2,000	2,351,580
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	350	433,286
5.00%, 11/15/45	310	379,673
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (d)	845	548,337
General, CAB, Series B, 0.00%, 11/15/32 (d)	1,900	1,254,874
General, Series A, 5.25%, 11/15/45	590	737,435
General, Series A, 5.00%, 11/15/50	500	604,705

		49,247,924

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities — 7.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	$1,000	$1,150,070
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,221,060
Series A, 4.75%, 6/15/30	1,215	1,259,153
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	575,970
Series C (CIFG), 5.25%, 9/01/29	2,000	2,616,780
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	4,000	4,460,880
State of New York Environmental Facilities Corp., Refunding RB:
3.00%, 6/15/35	500	519,530
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/36	350	412,860
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	1,000	1,066,460
Series E, 5.00%, 12/15/41	2,000	2,437,180

		15,719,943
Total Municipal Bonds in New York		263,676,447

Puerto Rico — 2.4%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,605	2,802,745
Tobacco — 1.1%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	2,220	2,189,564
Total Municipal Bonds in Puerto Rico		4,992,309
Total Municipal Bonds — 130.2%		268,668,756

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 29.6%
County/City/Special District/School District — 6.1%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	5,228,880
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,800,165
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	1,200	1,494,708
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	976,643
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	3,105,848

		12,606,244
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,527	4,295,490

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
State — 2.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	$660	$728,323
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,250	1,477,865
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	940,215
4.00%, 10/15/32	1,000	1,159,760
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,753,755

		6,059,918
Transportation — 7.1%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,819,300
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,739,415
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,807,896
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,180	1,410,890
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	1,500	1,853,310

		14,630,811
Utilities — 11.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (c)	276	302,725
5.75%, 6/15/40	923	1,012,329
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	6,263,676
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	4,150,027
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	917,568
4.75%, 6/15/17 (c)	471	488,319
4.75%, 6/15/17 (c)	2,029	2,102,531
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	6,868	8,369,183

		23,606,358
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.6%		61,198,821
Total Long-Term Investments (Cost — $296,417,616) — 159.8%		329,867,577

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	49

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (g)(h)	214,518	$214,518
Total Short-Term Securities (Cost — $214,518) — 0.1%		214,518
Total Investments (Cost — $296,632,134) — 159.9%		330,082,095
Other Assets Less Liabilities — 1.3%		2,640,898
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.2)%		(31,373,532)
Loan for TOB Trust Certificates — (0.2)%		(435,000)
VMTP Shares at Liquidation Value — (45.8)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$206,414,461

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $661,936. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BIF New York Municipal Money Fund	4,552,128	(4,552,128)	—	—	$789
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	214,518	214,518	$214,518	833
Total				$214,518	$1,622

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(23)	5-Year U.S. Treasury Note	September 2016	USD	2,806,359	$706
(55)	10-Year U.S. Treasury Note	September 2016	USD	7,317,578	(27,099)
(21)	Long U.S. Treasury Bond	September 2016	USD	3,663,188	(107,483)
(5)	Ultra U.S. Treasury Bond	September 2016	USD	952,656	(21,256)
Total					$(155,132)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$706	—	$706

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$155,838	—	$155,838

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	—	—	—	—	$(787,920)	—	$(787,920)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(92,514)	—	$(92,514)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,923,895

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$329,867,577	—	$329,867,577
Short-Term Securities	$214,518	—	—	214,518

Total	$214,518	$329,867,577	—	$330,082,095

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$706	—	—	$706
Liabilities:
Interest rate contracts	(155,838)	—	—	(155,838)

Total	$(155,132)	—	—	$(155,132)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$39,799	—	—	$39,799
Cash pledged for futures contracts	197,250	—	—	197,250
Liabilities:
Loan for TOB Trust Certificates		$(435,000)		(435,000)
TOB Trust Certificates	—	(31,345,202)	—	(31,345,202)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

Total	$237,049	$(126,280,202)	—	$(126,043,153)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	51

Statements of Assets and Liabilities

July 31, 2016	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)

Assets
Investments at value — unaffiliated[1]	$869,092,403	$85,751,650	$2,697,935,821	$256,363,137
Investments at value — affiliated[2]	3,771,908	1,836,731	96,809,834	40,725
Cash	115,411	25,110	—	63,209
Cash pledged for futures contracts	249,000	—	—	88,850
Receivables:
Interest	11,789,877	927,316	22,389,160	2,978,612
Investments sold	1,154,947	5,000	—	487,720
Dividend — affiliated	426	343	11,843	49
Prepaid expenses	60,224	5,083	57,419	26,797

Total assets	886,234,196	88,551,233	2,817,204,077	260,049,099

Accrued Liabilities
Bank overdraft	—	—	670,028	—
Payables:
Investments purchased	6,794,286	2,223,260	86,813,326	1,903,217
Income dividends — Common Shares	2,143,175	9,486	5,640,446	738,835
Investment advisory fees	432,209	36,183	919,838	123,720
Interest expense and fees	232,229	—	270,835	44,436
Reorganization costs	—	—	—	271,350
Officer’s and Trustees’ fees	74,089	9,782	24,102	30,140
Other accrued expenses	151,398	63,090	82,043	49,390
Variation margin on futures contracts	80,672	—	—	28,953

Total accrued liabilities	9,908,058	2,341,801	94,420,618	3,190,041

Other Liabilities
TOB Trust Certificates	181,645,774	—	184,114,916	47,192,958
Loan for TOB Trust Certificates	2,045,025	—	—	—
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs[3]	—	—	749,548,840	—
VMTP Shares, at liquidation value of $100,000 per share[3]	171,300,000	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3]	—	—	—	51,700,672

Total other liabilities	354,990,799	—	933,663,756	98,893,630

Total liabilities	364,898,857	2,341,801	1,028,084,374	102,083,671

Net Assets	$521,335,339	$86,209,432	$1,789,119,703	$157,965,428

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$446,816,941	$80,832,532	$1,671,220,745	$141,713,768
Undistributed net investment income	1,899,506	2,201,242	10,411,285	1,093,574
Accumulated net realized loss	(4,064,432)	(1,251,376)	(52,159,257)	(14,279,926)
Net unrealized appreciation (depreciation)	76,683,324	4,427,034	159,646,930	29,438,012

Net Assets Applicable to Common Shareholders	$521,335,339	$86,209,432	$1,789,119,703	$157,965,428

Net asset value, per Common Share	$16.35	$15.50	$25.38	$15.47

[1] Investments at cost — unaffiliated	$792,327,206	$81,324,616	$2,538,288,891	$226,892,304
[2] Investments at cost — affiliated	$3,771,908	$1,836,731	$96,809,834	$40,725
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	150	520
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,892,491	5,562,128	70,505,571	10,208,432

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2016

Statements of Assets and Liabilities

July 31, 2016	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$200,102,310	$329,867,577
Investments at value — affiliated[2]	1,695,856	214,518
Cash	35,518	39,799
Cash pledged for futures contracts	119,750	197,250
Receivables:
Interest	1,611,607	3,518,066
Dividend — affiliated	324	155
Prepaid expenses	28,487	29,485

Total assets	203,593,852	333,866,850

Accrued Liabilities
Payables:
Income dividends — Common Shares	533,525	776,896
Investment advisory fees	103,124	169,445
Interest expense and fees	16,080	28,330
Officer’s and Trustees’ fees	19,863	30,529
Other accrued expenses	73,754	103,002
Variation margin on futures contracts	39,078	63,985

Total accrued liabilities	785,424	1,172,187

Other Liabilities
TOB Trust Certificates	17,889,909	31,345,202
Loan for TOB Trust Certificates	—	435,000
VMTP Shares, at liquidation value of $100,000 per share[3]	59,100,000	94,500,000

Total other liabilities	76,989,909	126,280,202

Total liabilities	77,775,333	127,452,389

Net Assets	$125,818,519	$206,414,461

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$108,861,468	$183,630,204
Undistributed net investment income	1,035,171	2,019,062
Accumulated net realized loss	(3,233,174)	(12,529,634)
Net unrealized appreciation (depreciation)	19,155,054	33,294,829

Net Assets Applicable to Common Shareholders	$125,818,519	$206,414,461

Net asset value per Common Share	$16.41	$15.94

[1] Investments at cost — unaffiliated	$180,848,812	$296,417,616
[2] Investments at cost — affiliated	$1,695,856	$214,518
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	591	945
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	7,665,586	12,948,268

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	53

Statements of Operations

Year Ended July 31, 2016	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)

Investment Income
Interest — unaffiliated	$35,021,277	$3,105,785	$91,002,945	$8,531,360
Dividends — affiliated	1,013	1,590	47,519	366

Total income	35,022,290	3,107,375	91,050,464	8,531,726

Expenses
Investment advisory	4,938,942	427,061	10,483,900	1,092,056
Professional	115,753	46,880	209,112	94,143
Officer and Trustees	57,477	9,247	175,066	17,570
Accounting services	37,364	15,789	235,480	29,912
Transfer agent	32,856	17,084	83,922	15,433
Custodian	32,799	5,340	98,767	10,393
Printing	12,592	6,182	27,354	7,153
Registration	10,672	8,101	24,398	8,118
Liquidity fees	—	—	—	67,440
Reorganization costs	—	—	—	211,142
Remarketing fees on Preferred Shares	—	—	—	7,790
Rating agency	36,854	—	37,668	41,857
Miscellaneous	41,783	10,563	124,276	37,883

Total expenses excluding interest expense, fees and amortization of offering costs	5,317,092	546,247	11,499,943	1,640,890
Interest expense, fees and amortization of offering costs[1]	3,255,274	120	8,182,843	642,315

Total expenses	8,572,366	546,367	19,682,786	2,283,205
Less:
Fees waived by the Manager	(1,243)	(451)	(1,207,248)	(92)
Fees paid indirectly	(77)	(5)	(183)	(13)

Total expenses after fees waived and paid indirectly	8,571,046	545,911	18,475,355	2,283,100

Net investment income	26,451,244	2,561,464	72,575,109	6,248,626

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,572,237	(807,516)	30,322,482	271,672
Futures contracts	(953,509)	—	(304,681)	(357,719)

	8,618,728	(807,516)	30,017,801	(86,047)

Net change in unrealized appreciation (depreciation) on:
Investments	8,340,106	1,055,346	151,571,655	2,752,450
Futures contracts	(38,759)	—	330,635	(17,742)

	8,301,347	1,055,346	151,902,290	2,734,708

Net realized and unrealized gain	16,920,075	247,830	181,920,091	2,648,661

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$43,371,319	$2,809,294	$254,495,200	$8,897,287

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2016

Statements of Operations

Year Ended July 31, 2016	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest — unaffiliated	$8,811,564	$13,206,187
Dividends — affiliated	590	1,622

Total income	8,812,154	13,207,809

Expenses
Investment advisory	1,187,107	1,943,398
Professional	54,586	68,276
Officer and Trustees	13,534	22,134
Accounting services	32,868	48,049
Transfer agent	20,761	24,166
Custodian	10,152	16,407
Printing	7,294	8,508
Registration	8,119	8,118
Rating agency	36,697	36,746
Miscellaneous	23,191	36,026

Total expenses excluding interest expense, fees and amortization of offering costs	1,394,309	2,211,828
Interest expense, fees and amortization of offering costs[1]	807,989	1,271,564

Total expenses	2,202,298	3,483,392
Less:
Fees waived by the Manager	(250)	(2,574)
Fees paid indirectly	(3)	(60)

Total expenses after fees waived and paid indirectly	2,202,045	3,480,758

Net investment income	6,610,109	9,727,051

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(105,969)	1,546,772
Futures contracts	(484,262)	(787,920)

	(590,231)	758,852

Net change in unrealized appreciation (depreciation) on:
Investments	7,499,951	12,471,891
Futures contracts	(81,886)	(92,514)

	7,418,065	12,379,377

Net realized and unrealized gain	6,827,834	13,138,229

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$13,437,943	$22,865,280

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	55

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$26,451,244	$26,545,088	$2,561,464	$2,311,006
Net realized gain (loss)	8,618,728	5,579,813	(807,516)	307,666
Net change in unrealized appreciation (depreciation)	8,301,347	(4,073,134)	1,055,346	(429,218)
Distributions to AMPS Shareholders from net investment income	—	—	—	(175)

Net increase in net assets applicable to Common Shareholders resulting from operations	43,371,319	28,051,767	2,809,294	2,189,279

Distributions to Common Shareholders[1]
From net investment income	(27,300,889)	(27,615,716)	(2,110,271)	(2,427,313)

Capital Share Transactions
Reinvestment of common distributions	297,726	—	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	16,368,156	436,051	699,023	(238,034)
Beginning of year	504,967,183	504,531,132	85,510,409	85,748,443

End of year	$521,335,339	$504,967,183	$86,209,432	$85,510,409

Undistributed net investment income, end of year	$1,899,506	$2,861,564	$2,201,242	$1,977,448

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

56	ANNUAL REPORT	JULY 31, 2016

Statements of Changes in Net Assets

	BlackRock Municipal 2030 Target Term Trust (BTT)		BlackRock Municipal Income Investment Trust (BBF)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$72,575,109	$77,156,182	$6,248,626	$5,823,129
Net realized gain (loss)	30,017,801	4,957,993	(86,047)	(3,848)
Net change in unrealized appreciation (depreciation)	151,902,290	37,609,616	2,734,708	349,346

Net increase in net assets applicable to Common Shareholders resulting from operations	254,495,200	119,723,791	8,897,287	6,168,627

Distributions to Common Shareholders[1]
From net investment income	(67,789,555)	(67,685,348)	(6,331,712)	(5,822,882)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	—	53,855,412	—
Reinvestment of common distributions	—	—	35,931	—

Net increase in net assets derived from capital share transactions	—	—	53,891,343	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	186,705,645	52,038,443	56,456,918	345,745
Beginning of year	1,602,414,058	1,550,375,615	101,508,510	101,162,765

End of year	$1,789,119,703	$1,602,414,058	$157,965,428	$101,508,510

Undistributed net investment income, end of year	$10,411,285	$5,945,732	$1,093,574	$688,914

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	57

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$6,610,109	$6,617,670	$9,727,051	$10,214,239
Net realized gain (loss)	(590,231)	(85,555)	758,852	(1,160,623)
Net change in unrealized appreciation (depreciation)	7,418,065	49,567	12,379,377	5,390,669

Net increase in net assets applicable to Common Shareholders resulting from operations	13,437,943	6,581,682	22,865,280	14,444,285

Distributions to Common Shareholders[1]
From net investment income	(6,858,003)	(6,997,412)	(10,277,182)	(10,693,019)

Capital Share Transactions
Reinvestment of common distributions	67,518	77,990	527,186	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	6,647,458	(337,740)	13,115,284	3,751,266
Beginning of year	119,171,061	119,508,801	193,299,177	189,547,911

End of year	$125,818,519	$119,171,061	$206,414,461	$193,299,177

Undistributed net investment income, end of year	$1,035,171	$1,293,868	$2,019,062	$2,569,705

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

58	ANNUAL REPORT	JULY 31, 2016

Statements of Cash Flows

Year Ended July 31, 2016	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$43,371,319	$254,495,200	$8,897,287	$13,437,943	$22,865,280
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	251,056,437	1,084,779,123	31,309,755 [1]	22,708,662	44,618,396
Purchases of long-term investments	(284,757,610)	(1,082,289,074)	(33,852,888)[1]	(22,223,479)	(51,940,067)
Net proceeds from sales (purchases) of short-term securities	2,608,995	(16,931,109)	437,626	(599,343)	4,337,610
Amortization of premium and accretion of discount on investments and other fees	4,491,103	6,251,807	489,605	287,654	1,201,222
Net realized gain (loss) on investments	(9,633,015)	(30,322,482)	(298,728)	104,186	(1,552,548)
Net unrealized gain (loss) on investments	(8,340,106)	(151,571,655)	(2,752,450)	(7,499,951)	(12,471,891)
(Increase) decrease in assets:
Cash pledged for futures contracts	(114,000)	850,502	52,950 [1]	22,000	12,000
Receivables:
Dividends — affiliated	(426)	(11,843)	(49)	(324)	(155)
Interest — unaffiliated	186,366	2,059,278	302,175 [1]	48,544	(4,384)
Prepaid expenses	(28,368)	(6,426)	2,807 [1]	(2,212)	(2,327)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	23,716	170,494	(22,120)[1]	3,910	9,135
Interest expense and fees	197,147	164,333	31,171 [1]	11,379	21,195
Officer’s and Trustees’ fees	2,943	4,723	4,028 [1]	(367)	(911)
Other accrued expenses	32,656	(175,579)	(16,915)[1]	3,887	19,854
Variation margin on futures contracts	21,297	(374,063)	(27,117)[1]	(23,266)	(28,046)
Reorganization costs	—	—	93,243 [1]	—	—

Net cash provided by (used for) operating activities	(881,546)	67,093,229	4,650,380	6,279,223	7,084,363

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	(27,161,298)	(67,789,555)	(6,776,696)[1]	(6,832,332)	(9,864,185)
Amortization of deferred offering costs	—	31,356	6,128 [1]	—	—
Proceeds from TOB Trust Certificates	41,455,951	—	1,276,469	588,627	5,626,929
Repayments of TOB Trust Certificates	(15,342,721)	(5,058)	1,595	—	(3,242,308)
Proceeds from Loan for TOB Trust Certificates	6,692,722	—	—	—	3,241,802
Repayments of Loan for TOB Trust Certificates	(4,647,697)	—	—	—	(2,806,802)
Increase in bank overdraft	—	670,028	—	—	—

Net cash provided by (used for) financing activities	996,957	(67,093,229)	(5,492,504)	(6,243,705)	(7,044,564)

Cash
Net increase in cash	115,411	—	(842,124)	35,518	39,799
Cash at beginning of year	—	—	905,333 [2]	—	—

Cash at end of year	$115,411	—	$63,209	$35,518	$39,799

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$(197,147)	$(195,689)	$(37,299)	$(11,379)	$(21,195)

Non-cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$297,726	—	$35,931	$67,518	$527,186
Fair value of investments and derivatives acquired through reorganization	—	—	$86,823,654	—	—
Common Shares issued in reorganization	—	—	$53,855,412	—	—
Preferred Shares issued in reorganization	—	—	$17,800,000	—	—

[1] Includes assets and liabilities acquired in reorganization.
[2] Includes cash acquired in reorganization of $905,333.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	59

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.84	$15.83	$14.50	$16.32	$13.88

Net investment income[1]	0.83	0.83	0.87	0.89	0.95
Net realized and unrealized gain (loss)	0.54	0.05	1.39	(1.78)	2.42
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.37	0.88	2.26	(0.89)	3.36

Distributions to Common Shareholders from net investment income[2]	(0.86)	(0.87)	(0.93)	(0.93)	(0.92)

Net asset value, end of year	$16.35	$15.84	$15.83	$14.50	$16.32

Market price, end of year	$16.76	$14.65	$14.41	$13.63	$16.64

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.92%	5.96%	16.48%	(5.81)%	24.98%

Based on market price	20.72%	7.66%	12.80%	(13.17)%	34.40%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.68%	1.53%	1.59%	1.63%	1.49%	[4]

Total expenses after fees waived and paid indirectly	1.68%	1.53%	1.59%	1.63%	1.46%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.04%	1.00%	1.03%	1.01%	1.07%	[4,5]

Net investment income	5.17%	5.20%	5.78%	5.49%	6.28%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.05%

Net investment income to Common Shareholders	5.17%	5.20%	5.78%	5.49%	6.23%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$521,335	$504,967	$504,531	$462,273	$519,578

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$404,341	$394,785	$394,531	$369,862	$403,314

Borrowings outstanding, end of period (000)	$183,691	$155,533	$106,698	$158,655	$162,234

Portfolio turnover rate	30%	37%	25%	22%	30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

[6]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.37	$15.42	$15.31	$16.05	$14.94

Net investment income[1]	0.46	0.42	0.47	0.68	0.85
Net realized and unrealized gain (loss)	0.05	(0.03)	0.25	(0.65)	0.98
Distributions to AMPS Shareholders from net investment income	—	(0.00)[2]	(0.00)[2]	(0.01)	(0.02)

Net increase from investment operations	0.51	0.39	0.72	0.02	1.81

Distributions to Common Shareholders from net investment income[3]	(0.38)	(0.44)	(0.61)	(0.76)	(0.70)

Net asset value, end of year	$15.50	$15.37	$15.42	$15.31	$16.05

Market price, end of year	$15.21	$14.82	$15.16	$15.12	$15.60

Total Return Applicable to Common Shareholders[4]
Based on net asset value	3.41%	2.59%	4.84%	0.12%	12.44%

Based on market price	5.24%	0.62%	4.36%	1.73%	17.38%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.64%	0.68%	0.74%	0.92%	1.06%

Total expenses after fees waived and paid indirectly[5]	0.64%	0.68%	0.74%	0.92%	1.06%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,6]	0.64%	0.68% [7]	0.74% [7]	0.92% [7]	1.06% [7]

Net investment income[5]	3.00%	2.69%	3.05%	4.23%	5.48%

Distributions to AMPS Shareholders	—	0.00%	0.01%	0.09%	0.12%

Net investment income to Common Shareholders	3.00%	2.69%	3.04%	4.14%	5.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$86,209	$85,510	$85,748	$85,139	$89,251

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	$625	$19,100	$42,900

Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	$3,454,938	$136,438	$77,011

Borrowings outstanding, end of year (000)	—	$134	$190	$280	$470

Portfolio turnover rate	7%	14%	1%	9%	32%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

[7]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was as follows:

	Year Ended July 31,
	2015	2014	2013	2012

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees	0.67%	0.73%	0.87%	0.97%

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	61

Financial Highlights	BlackRock Municipal 2030 Target Term Trust (BTT)

	Year Ended July 31,			Period August 30, 2012[1] to July 31, 2013
	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$22.73	$21.99	$18.75	$23.88	[2]

Net investment income[3]	1.03	1.09	1.12	0.80
Net realized and unrealized gain (loss)	2.58	0.61	3.23	(4.95)

Net increase (decrease) from investment operations	3.61	1.70	4.35	(4.15)

Distributions to Common Shareholders:[4]
From net investment income	(0.96)	(0.96)	(1.09)	(0.87)
From return of capital	—	—	(0.02)	(0.11)

Total distributions to Common Shareholders	(0.96)	(0.96)	(1.11)	(0.98)

Net asset value, end of period	$25.38	$22.73	$21.99	$18.75

Market price, end of period	$24.24	$20.80	$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	16.57%	8.32%	24.50%	(18.00)%	[6]

Based on market price	21.67%	11.37%	12.78%	(23.05)%	[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.17%	1.14%	1.22%	0.99%	[7]

Total expenses after fees waived and paid indirectly	1.09%	1.06%	1.21%	0.99%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.61%	0.62%	0.72%	0.64%	[7]

Net investment income to Common Shareholders	4.30%	4.77%	5.61%	3.78%	[7]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,789,120	$1,602,414	$1,550,376	$1,321,835

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$16,927,465	$15,682,760	$15,335,837	$13,812,236

Borrowings outstanding, end of period (000)	$184,115	$184,120	$184,120	$238,705

Portfolio turnover rate	42%	12%	6%	39%

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

[3]	Based on average Common Shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

62	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Year Ended July 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.14		$15.09	$13.89	$15.91	$13.40

Net investment income[1]	0.84		0.87	0.87	0.85	0.86
Net realized and unrealized gain (loss)	0.36		0.05	1.20	(2.00)	2.55
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	1.20		0.92	2.07	(1.15)	3.41

Distributions to Common Shareholders from net investment income[3]	(0.87)		(0.87)	(0.87)	(0.87)	(0.90)

Net asset value, end of year	$15.47		$15.14	$15.09	$13.89	$15.91

Market price, end of year	$16.00		$13.44	$13.48	$12.47	$16.25

Total Return Applicable to Common Shareholders[4]
Based on net asset value	8.40%		6.76%	16.06%	(7.56)%	26.21%

Based on market price	26.29%		6.09%	15.49%	(18.75)%	35.59%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.01%	[5]	1.76%	1.85%	1.83%	1.99%	[6]

Total expenses after fees waived and paid indirectly	2.01%	[5]	1.76%	1.85%	1.83%	1.99%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[7,8]	1.45%	[5]	1.50%	1.56%	1.49%	1.61%	[6]

Net investment income	5.50%		5.65%	6.09%	5.41%	5.89%	[6]

Distributions to AMPS Shareholders	—		—	—	—	0.02%

Net investment income to Common Shareholders	5.50%		5.65%	6.09%	5.41%	5.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$157,965		$101,509	$101,163	$93,145	$106,627

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$52,000		$34,200	$34,200	$34,200	$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$403,780		$396,809	$395,798	$372,353	$411,775

Borrowings outstanding, end of year (000)	$47,193		$29,682	$29,682	$34,096	$33,466

Portfolio turnover rate	17%		11%	22%	33%	39%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes reorganization costs associated with the Trust’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]	The total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was as follows:

	Year Ended July 31,
	2016	2015	2014	2013	2012

Total expenses after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees	1.38%	1.17%	1.19%	1.17%	1.31%

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	63

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.55	$15.61	$14.36	$16.17	$14.07

Net investment income[1]	0.86	0.86	0.88	0.88	0.95
Net realized and unrealized gain (loss)	0.90	(0.01)	1.27	(1.75)	2.11
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.76	0.85	2.15	(0.87)	3.05

Distributions to Common Shareholders from net investment income[2]	(0.90)	(0.91)	(0.90)	(0.94)	(0.95)

Net asset value, end of year	$16.41	$15.55	$15.61	$14.36	$16.17

Market price, end of year	$16.79	$14.61	$14.68	$13.67	$17.67

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.81%	5.79%	16.01%	(5.82)%	22.25%

Based on market price	21.76%	5.69%	14.60%	(17.95)%	33.30%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.81%	1.80%	1.89%	1.81%	1.47%	[4]

Total expenses after fees waived and paid indirectly	1.81%	1.79%	1.89%	1.81%	1.46%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.15%	1.15%	1.18%	1.13%	1.18%	[4,6]

Net investment income	5.45%	5.43%	5.96%	5.51%	6.28%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.08%

Net investment income to Common Shareholders	5.45%	5.43%	5.96%	5.51%	6.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$125,819	$119,171	$119,509	$109,950	$123,497

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,100	$59,100	$59,100	$59,100	$59,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$312,891	$301,643	$302,215	$286,040	$308,962

Borrowings outstanding, end of year (000)	$17,890	$17,301	$17,301	$17,302	$10,634

Portfolio turnover rate	11%	12%	20%	9%	20%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14%.

See Notes to Financial Statements.

64	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.97	$14.68	$13.47	$15.53	$13.87

Net investment income[1]	0.75	0.79	0.81	0.87	0.93
Net realized and unrealized gain (loss)	1.02	0.33	1.23	(2.06)	1.73
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.77	1.12	2.04	(1.19)	2.65

Distributions to Common Shareholders from net investment income[2]	(0.80)	(0.83)	(0.83)	(0.87)	(0.99)

Net asset value, end of year	$15.94	$14.97	$14.68	$13.47	$15.53

Market price, end of year	$16.71	$14.54	$13.79	$13.16	$16.73

Total Return Applicable to Common Shareholders[3]
Based on net asset value	12.13%	8.00%	15.98%	(8.18)%	19.62%

Based on market price	21.02%	11.67%	11.51%	(16.73)%	25.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.75%	1.73%	1.82%	1.85%	1.49%	[4]

Total expenses after fees waived and paid indirectly	1.75%	1.73%	1.82%	1.84%	1.49%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.11%	1.12%	1.13%	1.14%	1.18%	[4,6]

Net investment income	4.89%	5.24%	5.89%	5.71%	6.34%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.08%

Net investment income to Common Shareholders	4.89%	5.24%	5.89%	5.71%	6.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$206,414	$193,299	$189,548	$173,976	$200,020

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$318,428	$304,549	$300,580	$284,102	$311,661

Borrowings outstanding, end of period (000)	$31,780	$28,961	$28,461	$31,620	$32,847

Portfolio turnover rate	14%	11%	26%	23%	24%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.13%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	65

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust (formerly known as “BlackRock Municipal Target Term Trust), BlackRock Municipal Income Investment Trust, BlackRock New, Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust (collectively, the “Income Trusts”) and together with BlackRock Florida Municipal 2020 Term Trust are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Non-diversified
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Non-diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Non-diversified
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganization: The Board and shareholders of BBF and Board and shareholders of BlackRock Municipal Bond Investment Trust (“BIE”) approved the reorganization of the BIE into BBF. As a result, BBF acquired substantially all of the assets and assumed substantially all of the liabilities of BIE in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of BBF. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on May 16, 2016.

Each BIE Common Shareholder of received Common Shares of BBF in an amount equal to the aggregate net asset value of such Common Shares, as determined at the close of business on May 13, 2016, less the cost of BIE’s of reorganization. Cash was distributed for any fractional Common shares.

Each BIE VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of BBF, par value $0.001 per share and with a liquidation preference of $100,000 per share, in exchange for each BIE VRDP Share held by such BIE VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of Common Shares and VRDP Shares of BBF in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BBF
BIE Common Shares	3,338,684	1.04878969	3,501,574
BIE VRDP Shares	178	1	178

BIE’s common net assets and composition of common net assets on May 13, 2016, the valuation date of the reorganization, was as follows:

BIE
Net assets Applicable to Common Shares	$53,855,412
Paid-in-capital	$46,862,621
Undistributed net investment income	$270,481
Accumulated net realized loss	$(3,094,350)
Net unrealized appreciation (depreciation)	$9,816,660

For financial reporting purposes, assets received and shares issued by BBF were recorded at fair value. However, the cost basis of the investments being received from BIE were carried forward to align ongoing reporting of BBF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of BBF before the acquisition were $103,135,598. The aggregate net assets of BBF immediately after the acquisition amounted to $156,991,010. BIE’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BIE	$86,823,654	$77,006,994	$16,235,808	$17,800,000

66	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

In connection with the reorganizations, BBF investment advisory fee was reduced by 3 basis points, from 0.60% of BBF’s average weekly managed assets to 0.57% of BBF’s average weekly net assets as defined in Note 6.

Assuming the acquisition had been completed on August 1, 2015, the beginning of the fiscal reporting period of BBF, the pro forma results of operations for the year ended July 31, 2016, are as follows:

•	Net investment income: $8,410,064

•	Net realized and change in unrealized gain (loss) on investments: $3,935,649

•	Net increase in net assets resulting from operations: $12,345,713

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BBF that have been included in BBF’s Statement of Operations since May 16, 2016.

Reorganization costs incurred in connection with the reorganization were expensed by BBF.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts), or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Trusts have adopted the Financial Accounting Standards Board Accounting Standards Update, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Trusts.

The deferred offering costs that are now presented as a deduction from the VRDP and RVMTP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statement of Operations were as follows:

	BFZ	BTT	BBF	BNJ	BNY
Deferred offering costs	—	$451,160	$299,328	—	—
Amortization of deferred offering costs	$51,796	$46,796	$13,486	$31,948	$37,770

ANNUAL REPORT	JULY 31, 2016	67

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically

68	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trust’s leverage their assets through the use of TOB Trust transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended July 31, 2016, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trusts Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

ANNUAL REPORT	JULY 31, 2016	69

Notes to Financial Statements (continued)

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Trust establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Trust. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2016, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at period end	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$409,782,942	$181,645,774	0.46% - 0.64%	$169,316,355	0.79%
BFO	—	—	—	$10,384	0.64%
BTT	$405,912,310	$184,114,916	0.46% - 0.50%	$184,118,131	1.12%
BBF	$89,775,672	$47,192,958	0.46% - 0.69%	$33,849,608	0.79%
BNJ	$32,038,666	$17,889,909	0.47% - 0.69%	$17,435,975	0.92%
BNY	$61,198,821	$31,345,202	0.44% - 0.59%	$30,323,004	0.79%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2016.

70	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

For the year ended July 30, 2016, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loan Outstanding at period end	Interest Rates on Loan at period end	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
BFZ	$2,045,025	0.25%	$455,116	0.79%
BNY	$435,000	0.25%	$171,516	0.78%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as interest rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee, which is determined by calculating a percentage of each Trust’s average weekly managed assets, based on the following annual rates:

	BFZ	BFO	BBF	BNJ	BNY
Investment advisory fee	0.58%	0.50%	0.57%	0.60%	0.60%

BTT pays the Manager a monthly fee based on a percentage of BTT’s average daily managed assets at an annual rate of 0.40%.

“Managed assets” and “net assets” each mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Waivers

The Manager, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended July 31, 2016, the amounts waived were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Amounts waived	$1,243	$451	$12,291	$92	$250	$2,574

ANNUAL REPORT	JULY 31, 2016	71

Notes to Financial Statements (continued)

Prior to July 1, 2016, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of BTT’s average daily managed assets. This amount is included in fees waived by the Manager in the Statements of Operations. During the year ended July 31, 2016, the Manager waived $1,194,957 pursuant to this agreement.

Officers and Trustees

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BNY	$1,462,356	—	—

7. Purchases and Sales:

For the year ended July 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Purchases	$285,798,786	$7,810,406	$1,168,502,400	$35,279,131	$22,223,479	$48,270,067
Sales	$252,211,384	$5,809,404	$1,083,068,111	$31,673,260	$22,708,662	$44,471,831

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2016. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the amortization methods on fixed income securities, distributions received from a regulated investment company, non-deductible expenses, the sale of bonds received from tender option bond trusts and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Paid-in capital	—	$228,000	$(31,355)	$(217,271)	—	—
Undistributed net investment income	$(112,413)	$(227,399)	$(320,001)	$217,265	$(10,803)	$(512)
Accumulated net realized loss	$112,413	$(601)	$351,356	$6	$10,803	$512

The tax character of distributions paid was as follows:

		BFZ	BFO	BTT	BBF	BNJ	BNY
Tax-exempt income[1]	7/31/16	$29,134,487	$2,110,271	$73,709,829	$6,679,688	$7,454,253	$11,289,934
	7/31/15	$29,359,946	$2,427,463	$72,897,438	$5,869,296	$7,503,893	$11,653,202
Ordinary income[2]	7/31/16	$6,483	—	$112,218	—	$40,113	$2,355
	7/31/15	$73	$25	$513	$3	$103,925	$2,087

Total	7/31/16	$29,140,970	$2,110,271	$73,822,047	$6,679,688	$7,494,366	$11,292,289

	7/31/15	$29,360,019	$2,427,488	$72,897,951	$5,869,299	$7,607,818	$11,655,289

[1]	The Trusts designate these amounts paid during the fiscal year ended July 31, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

72	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Undistributed tax-exempt Income	$1,139,567	$2,228,374	$6,397,170	$345,992	$779,802	$1,659,366
Undistributed ordinary income	—	—	8,726	—	23,183	1,642
Capital loss carryforwards	(3,104,212)	(1,258,581)	(40,292,789)	(12,993,926)	(2,921,210)	(11,774,065)
Net unrealized gains[1]	76,483,043	4,407,107	151,785,851	28,899,594	19,075,276	32,897,314

Total	$74,518,398	$5,376,900	$117,898,958	$16,251,660	$16,957,051	$22,784,257

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of July 31, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires July 31,	BFZ	BFO	BTT	BBF	BNJ	BNY
No expiration date[1]	—	$807,377	$40,292,789	$5,264,870	$2,051,379	$5,902,450
2017	—	389,104	—	150,549	—	2,408,109
2018	$3,104,212	62,100	—	6,927,043	842,367	1,480,575
2019	—	—	—	651,464	27,464	1,982,931

Total	$3,104,212	$1,258,581	$40,292,789	$12,993,926	$2,921,210	$11,774,065

[1]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2016, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BFZ	$8,606,298
BTT	$29,581,075
BNY	$695,650

As of July 31, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Tax cost	$612,624,030	$83,160,504	$2,458,844,888	$180,279,719	$164,814,961	$265,377,126

Gross unrealized appreciation	$76,813,335	$5,159,825	$162,663,152	$29,475,592	$21,002,606	$33,678,860
Gross unrealized depreciation	(263,853)	(731,948)	(10,877,301)	(544,407)	(1,909,310)	(754,093)

Net unrealized appreciation	$76,549,482	$4,427,877	$151,785,851	$28,931,185	$19,093,296	$32,924,767

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BFO will achieve its investment objective and BFO may return less than $15.00 per share. As BFO approaches its scheduled termination date, it is expected that the maturity of BFO’s portfolio securities will shorten, which is likely to reduce BFO’s income and distributions to shareholders.

ANNUAL REPORT	JULY 31, 2016	73

Notes to Financial Statements (continued)

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB Trust transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BFZ, BFO and BNJ invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFZ and BFO invested a significant portion of their assets in securities in the county, city, special district and school district sector. BNJ invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

74	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	BFZ	BBF	BNJ	BNY
2016	18,396	2,331	4,172	33,994
2015	—	—	4,837	—

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of the period end, the VRDP Shares outstanding of BBF were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41
	5/16/16	178	$17,800,000	10/01/41

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Liquidity Feature: BBF entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider is scheduled to expire on December 4, 2015. BBF renewed the fee agreement which is scheduled to expire on October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BBF is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BBF may incurr no remarketing fees.

ANNUAL REPORT	JULY 31, 2016	75

Notes to Financial Statements (continued)

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2016, the annualized dividend rate for BBF’s VRDP Shares was 0.92%.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating.

Special Rate Period: On October 22, 2015, BBF commenced a three-year term ending April 18, 2018 (the “special rate period”), with respect to the VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BBF were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and BBF may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by BBF on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BBF is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BBF will not pay any fees to the liquidity provider and remarketing agent during the special rate period. BBF will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BBF redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch, respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements.

For the year ended July 31, 2016, VRDP Shares issued and outstanding of BBF remained constant.

VMTP Shares

BFZ, BNJ and BNY define collectively, the “VMTP Trusts, have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	3/30/19
BNJ	3/22/12	591	$59,100,000	3/30/19
BNY	3/22/12	945	$94,500,000	3/30/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

76	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2016 the average annualized dividend rates for the VMTP Shares were as follows:

BFZ	BNJ	BNY
1.07%	1.08%	1.07%

For the year end July 31, 2016, VMTP Shares issued and outstanding of BFZ, BNJ and BNY remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. Amendments to the RVMTP governing documents generally require the consent of the holders of RVMTP Shares.

As of period end, the RVMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/2013	50	$250,000,000	12/31/2030
	1/30/2013	50	$250,000,000	12/31/2030
	2/20/2013	50	$250,000,000	12/31/2030

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The initial fixed rate spread was agreed upon by the initial purchaser and BTT on the initial date of issuance for the RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and all of the holders of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2016, the average annualized dividend rate for BTT’s RVMTP Shares was 0.80%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

ANNUAL REPORT	JULY 31, 2016	77

Notes to Financial Statements (concluded)

During the year ended July 31, 2016, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2016, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BFZ	$0.067200	$0.067200	VMTP	W-7	$203,547
BFO	$0.031000	$0.031000	N/A	N/A	N/A
BTT	$0.080000	$0.080000	RVMTP	W-7	$719,672
BBF	$0.072375	$0.072375	VRDP	W-7	$60,908
BNJ	$0.069600	$0.069600	VMTP	W-7	$70,226
BNY	$0.060000	$0.060000	VMTP	W-7	$112,290

[1]	Net investment income dividend paid on September 1, 2016 to Common Shareholders of record on August 15, 2016.

[2]	Net investment income dividend declared on September 1, 2016, payable to Common Shareholders of record on September 15, 2016.

[3]	Dividends declared for period August 1, 2016 to August 31, 2016.

78	ANNUAL REPORT	JULY 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock 2030 Municipal Target Term Trust (formerly BlackRock Municipal Target Term Trust), BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust (formerly BlackRock Municipal Target Term Trust), BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust (“each a “Trust”) as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Florida Municipal 2020 Term Trust (collectively with each Trust, the “Trusts”) as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust, as of July 31, 2016, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Florida Municipal 2020 Term Trust as of July 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 26, 2016

Important Tax Information (Unaudited)

BlackRock Municipal Bond Investment Trust (BIE) designated all distributions paid with respect to the fiscal period ended May 16, 2016 as tax-exempt interest dividends.

ANNUAL REPORT	JULY 31, 2016	79

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”) and BlackRock Municipal 2030 Target Term Trust (“BTT” and together with BFZ, BFO, BBF, BNJ and BNY, each a “Trust,” and, collectively, the “Trusts”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each of BFZ, BFO, BBF, BNJ, and BNY considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of BFZ, BFO, BBF, BNJ, and BNY has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”) for BFZ, BBF, BNJ and BNY, as well as the performance of

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

80	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements (continued)

BTT as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and a Customized Peer Group for BFZ, BBF, BNJ and BNY and the performance of BTT as compared with its custom benchmark. Each Board was provided with a description

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Disclosure of Investment Advisory Agreements (continued)

of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BNJ noted that for each of the one-, three- and five-year periods reported, BNJ ranked first out of three funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNJ. The Composite measures a blend of total return and yield.

The Board of BFO noted that for each of the one-, three- and five-year periods reported, BFO ranked in the fourth quartile against its Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BFO. The Composite measures a blend of total return and yield. The Board of BFO and BlackRock reviewed and discussed the reasons for BFO’s performance during these periods. The Board of BFO was informed that, among other things, BFO has a targeted maturity, and as such is managed to achieve the specific maturity goal. The peer funds within the Performance Universe generally do not have a similar specific maturity goal.

The Board of BFZ noted that for the one-, three- and five-year periods reported, BFZ ranked in the fourth, third and fourth quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFZ. The Composite measures a blend of total return and yield. The Board of BFZ and BlackRock reviewed and discussed the reasons for BFZ’s underperformance during these periods. The Board of BFZ was informed that, among other things, the primary detractors from performance during these periods were a below market dividend distribution rate, the portfolio management team’s higher quality bias during an environment of significant tightening in quality spreads, and a below benchmark duration posture.

The Board of BBF noted that for the one-, three- and five-year periods reported, BBF ranked in fourth, fourth, and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBF. The Composite measures a blend of total return and yield. The Board of BBF and BlackRock reviewed and discussed the reasons for BBF’s underperformance during the one- and three-year periods. The Board of BBF was informed that, among other things, BBF’s longer duration posture and greater use of leverage during a rising rate environment were the primary detractors from performance.

The Board of BNY noted that for the one-, three- and five-year periods reported, BNY ranked in the second, fourth and fourth quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNY. The Composite measures a blend of total return and yield. The Board of BNY also noted BNY’s improved performance during the one-year period. The Board of BNY and BlackRock reviewed and discussed the reasons for BNY’s underperformance during three- and five-year periods. The Board of BNY was informed that, among other things, prolonged low interest rates, and resulting low replacement yields, and the portfolio management team’s decision to reduce leverage and avoid the Tobacco and Puerto Rico sectors detracted from BNY’s performance over the three- and five-year periods.

The Board of BTT noted that for each of the one-year, three-year and since-inception periods reported, BTT underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BTT. The Board of BTT and BlackRock reviewed and discussed the reasons for BTT’s underperformance during these periods. The Board of BTT was informed that, among other things, BTT’s overweight duration positioning was the primary detractor from performance during these periods. BTT’s overweight positions in the healthcare, corporate and transportation sectors coupled with underweight positions in state and local tax-based sectors also detracted from performance.

The Boards of BFZ, BBF, BNY and BTT and BlackRock discussed BlackRock’s strategy for improving the investment performance of these Trusts. Discussions covered topics such as: investment risks undertaken by these Trusts; performance attribution; the investment personnel of these Trusts; and the resources appropriate to support the investment processes of these Trusts.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

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Disclosure of Investment Advisory Agreements (continued)

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Boards of BFZ and BBF noted that each Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board of BFO noted that BFO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board of BNJ noted that BNJ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers.

The Board of BNY noted that BNY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of BTT noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board of BTT also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BTT. The waiver was implemented on June 9, 2014. After discussions between the Board of BTT, including the Independent Board Members, and BlackRock, the Board of BTT and BlackRock agreed to remove the voluntary advisory fee waiver. This adjustment was implemented on July 1, 2016.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. The Board considered the Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

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Disclosure of Investment Advisory Agreements (concluded)

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding, including the completion of the redemption of AMPS for BFO; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

84	ANNUAL REPORT	JULY 31, 2016

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, BNJ and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO and BTT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BFO’s or BTT’s primary exchange (“open-market purchases”). BFO and BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

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Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

86	ANNUAL REPORT	JULY 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships During Past Five Years
Independent Trustees[2]
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund and Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent [Directors/Trustees] as joining the Board in 2007, each [Director/Trustee] first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

ANNUAL REPORT	JULY 31, 2016	87

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the funds in the Closed-End Complex 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Trustee of the Trusts.

As of the date of this report:

•	The portfolio managers of BBF are Ted Jaeckel, Michael Perilli and Walter O’Connor.
•	The portfolio managers of BNJ are Ted Jaeckel, Walter O’Connor and Timothy Browse.
•	The portfolio managers of BFO are Phillip Soccio and Ted Jaeckel.
•	The portfolio managers of BBF are Ted Jaeckel and Michael Perilli.
•	The portfolio managers of BNJ are Walter O’Connor and Timothy Browse.
•	The portfolio managers of BNY are Timothy Browse and Walter O’Connor.
•	The portfolio managers of BTT are Phillip Soccio and Ted Jaeckel.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent, RVMTP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

88	ANNUAL REPORT	JULY 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	28,890,844	686,459	0	28,890,407	686,896	0	28,893,959	683,344	0
BFO	4,627,394	434,320	0	4,631,252	430,462	0	4,627,394	434,320	0
BBF	9,254,028	182,223	0	9,265,795	170,456	0	9,246,374	189,877	0
BTT	64,194,152	998,713	0	64,143,473	1,049,392	0	64,151,614	1,041,251	0
BNJ	6,661,511	201,628	0	6,641,210	221,929	0	6,669,806	193,333	0
BNY	10,862,846	460,875	0	10,834,383	489,338	0	10,866,390	457,331	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	28,878,782	698,521	0	28,872,188	705,115	0
BFO	4,631,252	430,462	0	4,627,394	434,320	0
BBF	9,274,695	161,556	0	9,260,628	175,623	0
BTT	64,065,380	1,127,485	0	64,150,173	1,042,692	0
BNJ	6,605,222	257,917	0	6,658,788	204,351	0
BNY	10,846,768	476,953	0	10,875,231	448,490	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II.

[2]	Class III.

At a joint special meeting of shareholders of BlackRock Municipal Income Investment Trust (the “Trust”) held on Monday, March 21, 2016, Trust shareholders were asked to vote on the following proposals:

Preferred Shareholders

Proposal 1(C). The preferred shareholders of the Trust were asked to vote as a separate class to approve an Agreement and Plan of Reorganization between BlackRock Municipal Bond Investment Trust and the Trust and the transactions contemplated therein, including the issuance of additional VRDP shares.

With respect to this Proposal, the shares of the Trust were voted as follows:

For	Against	Abstain
342	—	—

Common and Preferred Shareholders

Proposal 2. The common and preferred shareholders of the Trust were asked to vote as a single class to approve the issuance of additional shares of common stock of the Trust in connection with the Agreement and Plan of Reorganization between BlackRock Municipal Bond Investment Trust and the Trust.

With respect to this Proposal, the shares of the Trust were voted as follows:

For	Against	Abstain
3,442,319	255,912	85,869

ANNUAL REPORT	JULY 31, 2016	89

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as described on page 88, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016 onwards, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to the Trust’s duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, including each Trust’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

90	ANNUAL REPORT	JULY 31, 2016

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2016	91

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Florida Municipal 2020 Term Trust	$30,163	$30,163	$0	$0	$8,976	$8,976	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Florida Municipal 2020 Term Trust	$8,976	$8,976

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2016.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, and Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio and Jaeckel have been members of the registrant’s portfolio management team since 2011 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

(a)(2)	As of July 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	13	0	0	0	0	0
	$5.16 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	33	0	0	0	0	0
	$26.01 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Theodore R. Jaeckel, Jr., CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Florida Municipal 2020 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Florida Municipal 2020 Term Trust

Date: October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Florida Municipal 2020 Term Trust

Date: October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Florida Municipal 2020 Term Trust

Date: October 3, 2016